UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

ALPS VARIABLE INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
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(1)	Title of each class of securities to which transaction applies:

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(4)	Date Filed:

ALPS VARIABLE INVESTMENT TRUST

ALPS | Alerian Energy Infrastructure Portfolio

ALPS | Red Rocks Listed Private Equity Portfolio

ALPS | Stadion Core ETF Portfolio

ALPS | Stadion Tactical Growth Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Conservative ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

(each a “Fund” and together, the “Funds”)

April , 2018

Dear Shareholders:

The enclosed Proxy Statement discusses three proposals to be voted upon by shareholders (the “Shareholders”) of the above-named Funds, each a series of ALPS Variable Investment Trust (the “Trust”). Please review the Proxy Statement and cast your vote on each of the proposals. After consideration of each of the proposals, the Board of Trustees of the Trust (the “Board of Trustees”) has unanimously approved each proposal. The Board of Trustees recommends that you vote FOR each proposal.

Under an investment advisory agreement between the Trust, on behalf of each Fund, and ALPS Advisors, Inc. (“ALPS Advisors”), ALPS Advisors serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. ALPS Advisors is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”), a publicly traded company listed on the New York Stock Exchange that provides sophisticated information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries.

As discussed in more detail in the enclosed Proxy Statement, on January 11, 2018, DST entered into an agreement and plan of merger (the “Transaction Agreement”) with SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market and a leading provider of mission-critical, sophisticated software products and software-enabled services that allow financial services providers to automate complex business processes and effectively manage their information processing requirements, and Diamond Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of SS&C (“Merger Sub”), pursuant to which Merger Sub will merge with and into DST (the “Transaction”), with DST surviving as an indirect wholly owned subsidiary of SS&C. Completion of the Transaction is subject to a number of conditions. DST and SS&C currently expect to complete the Transaction before the end of the second quarter of 2018.

The Transaction, if consummated, will constitute a change of control of ALPS Advisors. To provide for continuity in the operation of the Funds, you are being asked to approve (1) a new investment advisory agreement between the Trust, on behalf of each Fund, and ALPS Advisors and (2) with respect to certain funds, new sub-advisory agreements among the Trust, on behalf of each applicable Fund, ALPS Advisors and each of the sub-advisers who currently sub-advise the applicable Fund’s assets (the “Sub-Advisers”).

Under these new agreements, ALPS Advisors and the Sub-Advisers, as applicable, will provide investment advisory services to each Fund on the same terms and for the same fees that are currently in effect. None of the Funds’ investment objectives will change as a result of the Transaction. The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change. The investment advisory personnel of each of the Sub-Advisers who currently sub-advise the Funds are expected to continue to do so after the closing of the Transaction. In addition, the Board of Trustees will continue in office after the Closing.

The Transaction and each proposal are discussed in detail in the enclosed Proxy Statement. The Transaction will NOT change the names of the Funds, alter the number of shares you own of your Fund, or cause a change to the advisory fees charged to your Fund.

In addition, the Board of Trustees is asking you to approve a proposal to authorize ALPS Advisors to enter into and materially amend sub-advisory agreements for the Funds, as applicable, with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees, but without obtaining additional Shareholder approval, subject to receipt by the Trust and ALPS Advisors of exemptive relief from the Securities and Exchange Commission that provides ALPS Advisors such flexibility.

The Board of Trustees recommends that you vote FOR each proposal.

Shares of each Fund are offered only to participating insurance companies and their separate accounts, and certain qualified pension and retirement plans. As of April 2, 2018 (the “Record Date”), separate accounts established by certain participating insurance companies (each an “Insurance Company”) were the shareholders of record of each Fund. In accordance with its view of present applicable law, it is expected that each Insurance Company will vote the shares held by its separate account at the special meeting (the “Meeting”) of shareholders of the Funds in accordance with instructions received from variable annuity contract and variable life insurance policy owners (as well as any plan participants with a voting interest in the separate account) (collectively, “Policy Owners”) for whose accounts the shares are held. Policy Owners who have selected a Fund for investment have a beneficial interest in such Fund, but do not invest directly in or hold shares of the Fund. Accordingly, the enclosed Proxy Statement is intended to be used by each Insurance Company in obtaining voting instructions from Policy Owners.

Your vote is important no matter how many shares you own. The proxy documents explain the proposals in detail, and we encourage you to review them. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitor, Computershare Fund Services (“Computershare”), may contact you. This will ensure that your vote is counted even if you cannot attend the special meeting in person. If you have any questions about the proposals or the voting instructions, please call Computershare at (866)-526-4094.

Very truly yours,

[Signature]

Jeremy Held
President

ALPS VARIABLE INVESTMENT TRUST

ALPS | Alerian Energy Infrastructure Portfolio

ALPS | Red Rocks Listed Private Equity Portfolio

ALPS | Stadion Core ETF Portfolio

ALPS | Stadion Tactical Growth Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Conservative ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

(each a “Fund” and together, the “Funds”)

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To be Held On
May 31, 2018

1290 Broadway, Suite 1100
Denver, Colorado 80203
(303) 623-2577

To Shareholders of the Funds:

Notice is hereby given that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Funds, each a series of ALPS Variable Investment Trust, a Delaware statutory trust (the “Trust”), will be held in the offices of ALPS Advisors, Inc. (“ALPS Advisors”), 1290 Broadway, Suite 1100, Denver, Colorado, on May 31, 2018 at 8:00 a.m. (Mountain time). At the Meeting, Shareholders will be asked to vote on the following proposals with respect to each Fund in which they own shares:

Proposal	Applicable Funds
1. To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and ALPS Advisors.	All Funds
2. To approve new sub-advisory agreements among the Trust, on behalf of each Fund, ALPS Advisors and each of the current sub-advisers of the Funds, as follows:
Red Rocks Capital LLC	ALPS | Red Rocks Listed Private Equity Portfolio
Stadion Money Management, LLC	ALPS | Stadion Core ETF Portfolio ALPS | Stadion Tactical Growth Portfolio
Morningstar Investment Management LLC

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Conservative ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

3. To approve a proposal that would authorize ALPS Advisors to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional Shareholder approval (the “Manager of Managers Proposal”).	All Funds

4. To transact any other business as may properly come before the Meeting or any adjournment(s), postponement(s) or delay(s) thereof.	All Funds

The Board of Trustees recommends that you vote FOR each of the proposals.

You are entitled to vote at the Meeting, or any adjournment(s), postponement(s) or delay(s) thereto, if you owned shares of one or more of the Funds at the close of business on April 2, 2018 (the “Record Date”). Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the relevant Fund or by voting in person at the Meeting (merely attending the Meeting, however, will not revoke any previously submitted proxy).

Shares of each Fund are offered only to participating insurance companies and their separate accounts, and certain qualified pension and retirement plans. As of the Record Date, separate accounts established by certain participating insurance companies (each an “Insurance Company”) were the shareholders of record of each Fund. In accordance with its view of present applicable law, it is expected that each Insurance Company will vote the shares held by its separate account at the Meeting in accordance with instructions received from variable annuity contract and variable life insurance policy owners (as well as any plan participants with a voting interest in the separate account) (collectively, “Policy Owners”) for whose accounts the shares are held. Policy Owners who have selected a Fund for investment have a beneficial interest in such Fund, but do not invest directly in or hold shares of the Fund. Accordingly, the enclosed Proxy Statement is intended to be used by each Insurance Company in obtaining voting instructions from Policy Owners.

YOUR VOTE IS IMPORTANT – PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on May 31, 2018

The Proxy Statement is available on the internet at [ ].

By order of the Board of Trustees of the Trust, on behalf of the Funds.

[Signature]

Andrea E. Kuchli
Secretary
ALPS Variable Investment Trust

[•], 2018

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the Shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.	What is happening with respect to the Transaction?

A.	ALPS Advisors, Inc. (“ALPS Advisors”) serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. ALPS Advisors is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”), a publicly traded company listed on the New York Stock Exchange that provides sophisticated information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries.

On January 11, 2018, DST entered into an agreement and plan of merger (the “Transaction Agreement”) with SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market and a leading provider of mission-critical, sophisticated software products and software-enabled services that allow financial services providers to automate complex business processes and effectively manage their information processing requirements, and Diamond Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of SS&C (“Merger Sub”), pursuant to which Merger Sub will merge with and into DST (the “Transaction”), with DST surviving as an indirect wholly owned subsidiary of SS&C. Completion of the Transaction is subject to a number of conditions. DST and SS&C currently expect to complete the Transaction before the end of the second quarter of 2018.

The Transaction, if consummated, will constitute a change of control of ALPS Advisors, which may be deemed to result in an “assignment” of the existing investment advisory agreements between the Trust, on behalf of each Fund, and ALPS Advisors (each an “Existing Advisory Agreement”) and, with respect to those funds sub-advised by sub-advisers, the existing sub-advisory agreements among the Trust, on behalf of each applicable Fund, ALPS Advisors and the sub-advisers (the “Sub-Advisers”) who currently sub-advise the Funds (each an “Existing Sub-Advisory Agreement”), resulting in the automatic termination of the Existing Advisory Agreements and Existing Sub-Advisory Agreements in accordance with their terms, pursuant to the Investment Company Act of 1940. It is intended that, after the closing of the Transaction (the “Closing”), ALPS Advisors will continue to be the investment adviser to the Funds and the Sub-Advisers who currently sub-advise the Funds, as applicable, will continue to manage such Funds’ assets as its sub-adviser. Therefore, ALPS Advisors has recommended, and the Board of Trustees (the “Board,” the “Board of Trustees,” or the “Trustees”) of ALPS Variable Investment Trust (the “Trust”) has approved, a new investment advisory agreement between the Trust, on behalf of each Fund, and ALPS Advisors (the “New Advisory Agreement”) and new sub-advisory agreements among the Trust, on behalf of each applicable Fund, ALPS Advisors and the applicable Sub-Adviser (each a “New Sub-Advisory Agreement”). The New Advisory Agreement will have substantially the same terms as each Existing Advisory Agreement, but for the combination of the agreements into a single agreement and a new commencement date. Each New Sub-Advisory Agreement will have the same terms as the corresponding Existing Sub-Advisory Agreement, but for a new commencement date.

The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change and the investment advisory personnel of each Sub-Adviser who currently manage the Funds are expected to continue to do so after the Closing. In addition, the Board of Trustees will continue in office after the Closing. However, there can be no assurance that any particular employee of ALPS Advisors or of a Sub-Adviser will choose to remain employed by ALPS Advisors or a Sub-Adviser before or after the Closing.

In order for ALPS Advisors and each Sub-Adviser to continue to provide advisory services to the Funds following the Closing, and for reasons described in greater detail in this proxy statement, the Board of Trustees recommends that Shareholders of the Funds approve the New Advisory Agreement and New Sub-Advisory Agreements.

The Proxy Statement provides additional information about ALPS Advisors, the Sub-Advisers and the proposals. If Shareholders of a Fund approve the New Advisory Agreement and, as applicable, New Sub-Advisory Agreement, the effectiveness of such agreements is contingent upon the Closing occurring (and the effectiveness of each applicable Fund’s New Sub-Advisory Agreement is contingent upon the New-Advisory Agreement being approved for that Fund). The New Advisory Agreement and, as applicable, New Sub-Advisory Agreement will become effective for a Fund upon the later of the Closing or approval of such agreements by Shareholders of such Fund. If the Transaction is not consummated, the New Advisory Agreement and New Sub-Advisory Agreements will not become effective, and the Existing Advisory Agreements and Existing Sub-Advisory Agreements will remain in effect according to their terms.

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The Board of Trustees recommends that you vote FOR the proposals to approve the New Advisory Agreement and, as applicable, your Fund’s New Sub-Advisory Agreement.

Q.	Why am I being asked to vote on the New Advisory Agreement and, as applicable, my Fund’s New Sub-Advisory Agreement?

A.	As described above, completion of the Transaction may be deemed to result in an “assignment” of your Fund’s Existing Advisory Agreement and, as applicable, the Existing Sub-Advisory Agreements, resulting in the automatic termination of each agreement. The 1940 Act requires that a new advisory agreement (other than an interim advisory agreement, as described below) be approved by the board of trustees and shareholders of a fund in order for it to become effective. To ensure that the operation of your Fund can continue without any interruption and that ALPS Advisors and, as applicable, your Fund’s Sub-Adviser, can provide your Fund with the same services that are currently being provided to your Fund, the Board of Trustees recommends that you approve the New Advisory Agreement and, as applicable, the New Sub-Advisory Agreement for your Fund.

Q.	How will the Transaction affect me as a Fund Shareholder?

A.

Your Fund and its investment objective(s) and principal investment strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the same Fund. The terms of the New Advisory Agreement are the same as the Existing Advisory Agreements, but for the combination of the Existing Advisory Agreements into a single agreement and the new commencement date. The terms of the New Sub-Advisory Agreements are the same as the Existing Sub-Advisory Agreements, but for the new commencement date. If approved by Shareholders, the New Advisory Agreement and New Sub-Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter. The advisory fee rates charged to your Fund under the New Advisory Agreement and the New Sub-Advisory Agreement are the same as under your Fund’s Existing Advisory Agreement and Existing Sub-Advisory Agreement. The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change after the Closing. The Sub-Advisers that currently sub-advise the Funds, as applicable, are expected to continue to sub-advise such Funds after the Closing. The investment advisory personnel of each of the Sub-Advisers who currently sub-advise the Funds, as applicable, are expected to continue to do so after the Closing. In addition, the Board of Trustees will continue in office after the Closing. However, there can be no assurance that any particular employee of ALPS Advisors or of a Sub-Adviser will choose to remain employed by ALPS Advisors or a Sub-Adviser before or after the Closing.

Q.	Will any Fund’s name change?

A.	No. No Fund’s name will change as a result of the Transaction.

Q.	Will there be any Sub-Adviser changes?

A.	No. The Sub-Advisers that currently sub-advise the Funds, as applicable, are expected to continue to sub-advise such Funds after the Closing, pursuant to the same investment objective and principal investment strategies currently in place.

Q.	Will the fee rates payable under the New Advisory Agreement and, as applicable, my Fund’s New Sub-Advisory Agreement increase as a result of the Transaction?

A.	No. The proposals to approve the New Advisory Agreement and New Sub-Advisory Agreements do not seek any increase in fee rates.

Q.	What will happen if the Closing occurs before Shareholders of a Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement?

A.	Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Funds, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the Closing. The Closing may occur prior to the Meeting. In the event Shareholders of a Fund have not approved the New Advisory Agreement and, as applicable, New Sub-Advisory Agreement prior to the Closing, ALPS Advisors and the Fund’s current Sub-Adviser, as applicable, will continue to provide advisory services to each Fund under an interim investment advisory agreement and/or an interim sub-advisory agreement that have been approved by the Board of Trustees, but must place their compensation for their services during this interim period in escrow, pending Shareholder approval of the New Advisory Agreement and/or New Sub-Advisory Agreement. These interim advisory and/or sub-advisory agreements allow ALPS Advisors and/or the Fund’s current Sub-Adviser to continue to provide advisory services to each Fund for up to 150 days following the Closing while the Fund seeks Shareholder approval of the New Advisory Agreement and/or New Sub-Advisory Agreement. Accordingly, the Board of Trustees urges you to vote without delay in order to avoid potential disruption to your Fund that could occur if Shareholder approval is not obtained in that time and ALPS Advisors and/or the Sub-Adviser are unable to continue to provide advisory services to your Fund.

Q.	Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A.	No. The Funds will not bear these costs. ALPS Advisors or its affiliates has agreed to bear any such costs that would otherwise be borne by the Funds.

Q:	Why am I being asked to vote on the Manager of Managers Proposal?

A:	ALPS Advisors and the Trust have applied for exemptive relief from the Securities and Exchange Commission (“SEC”) that, if granted, would provide ALPS Advisors the flexibility to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees, but without the costs and delays associated with holding a Shareholder meeting. This is referred to as “Manager of Managers” relief. However, in order to utilize the relief, Shareholders of a Fund must approve its use for their Fund. If the Manager of Managers Proposal is approved by Shareholders, the effectiveness of such proposal is conditioned upon the receipt of the requested exemptive order. There can be no assurance that the requested exemptive order will be granted. There are no proposed changes to any Fund’s existing sub-advisory arrangement at this time. If Shareholders approve the Manager of Managers Proposal and the SEC issues the requested exemptive order, in the future if ALPS Advisors and/or the Board determines that resources of a sub-adviser, or different sub-adviser, would be beneficial for a Fund, your approval of the Manager of Managers Proposal would allow ALPS Advisors to engage that sub-adviser without incurring the costs related to a Shareholder meeting and proxy solicitation. Any appointment of such a sub-adviser is subject to Board approval and you would receive notification of each such engagement.

Q.	Why are you sending me this information?

A.	You are receiving these proxy materials because you own shares in one or more of the Funds and have the right to vote on these very important proposals concerning your investment.

Q.	How does the Board of Trustees recommend that I vote?

A.	The Board of Trustees recommends that you vote FOR each of the proposals.

Q.	Who is entitled to vote?

A.	If you owned shares of a Fund as of the close of business on April 2, 2018 (the “Record Date”), you are entitled to vote.

Shares of each Fund are offered only to participating insurance companies and their separate accounts, and certain qualified pension and retirement plans. As of the Record Date, separate accounts established by certain participating insurance companies (each an “Insurance Company”) were the shareholders of record of each Fund. In accordance with its view of present applicable law, it is expected that each Insurance Company will vote the shares held by its separate account at the Meeting in accordance with instructions received from variable annuity contract and variable life insurance policy owners (as well as any plan participants with a voting interest in the separate account) (collectively, “Policy Owners”) for whose accounts the shares are held. Policy Owners who have selected a Fund for investment have a beneficial interest in such Fund, but do not invest directly in or hold shares of the Fund. Accordingly, the enclosed Proxy Statement is intended to be used by each Insurance Company in obtaining voting instructions from Policy Owners. Each Policy Owner of record at the close of business on the Record Date may have the right to instruct their Insurance Company as to the manner in which shares attributable to the Policy Owner should be voted.

Q.	How do I vote my shares?

A.	For your convenience, there are several ways you can vote:

By Mail:	Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone:	Call the number printed on the enclosed proxy card(s);

By Internet:	Access the website address printed on the enclosed proxy card(s); or

In Person:	Attend the Meeting as described in the Proxy Statement.

Each Insurance Company may offer to Policy Owners the opportunity to instruct it how to vote shares with respect to the proposals presented at the Meeting. Each Policy Owner of record at the close of business on the Record Date may have the right to instruct their Insurance Company as to the manner in which shares attributable to the Policy Owner should be voted.

Q.	Why might there be more than one proxy card enclosed?

A.	If you own shares of multiple Funds, you will receive a separate proxy card for each applicable Fund. You will be allowed to vote your shares of a Fund only with respect to the approval of that Fund’s new investment advisory and, as applicable, new sub-advisory agreement, and also approval of the Manager of Managers Proposal for that Fund.

Q.	What vote is required to approve each proposal?

A.	Approval of each proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q.	What happens if I sign and return my proxy card but do not mark my vote?

A.	Your proxy will be voted FOR each proposal.

Q.	May I revoke my proxy?

A.	You may revoke your proxy at any time before it is exercised by giving notice of your revocation to your Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy).

Q.	How can I obtain a copy of a Fund’s annual report?

A.	If you would like to receive a copy of the latest annual report for any Fund, please contact your insurance company or plan sponsor, call (866) 432-2926, or write to the Fund, ALPS Variable Investment Trust, 1290 Broadway, Suite 1100, Denver, CO 80203. If a Fund has issued an annual report, the report will be furnished free of charge.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Funds’ proxy solicitor, Computershare Fund Services at (866) 526-4094.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

ALPS VARIABLE INVESTMENT TRUST

ALPS | Alerian Energy Infrastructure Portfolio

ALPS | Red Rocks Listed Private Equity Portfolio

ALPS | Stadion Core ETF Portfolio

ALPS | Stadion Tactical Growth Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Conservative ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

(each a “Fund” and together, the “Funds”)

1290 Broadway, Suite 1100
Denver, Colorado 80203
_______

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

to be held on May 31, 2018

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of ALPS Variable Investment Trust (the “Board” or the “Board of Trustees”), a Delaware statutory trust (the “Trust”), on behalf of the Funds, to be used at the special meeting of shareholders (the “Shareholders”) of the Funds to be held in the offices of ALPS Advisors, Inc. (“ALPS Advisors”), 1290 Broadway, Suite 1100, Denver, Colorado on May 31, 2018, at 8:00 a.m. (Mountain time) and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to as the “Meeting”).

The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about [ ], 2018 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Trust and officers, employees and agents of the Funds’ investment adviser, ALPS Advisors, and/or its affiliates and by Computershare Fund Services (“Computershare”), the firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile or other electronic means.

At the Meeting, Shareholders of each Fund will be asked to vote on the following proposals with respect to each Fund in which they own shares:

Proposal	Applicable Funds
1. To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and ALPS Advisors.	All Funds
2. To approve new sub-advisory agreements among the Trust, on behalf of each Fund, ALPS Advisors and each of the current sub-advisers of the Funds, as follows:
Red Rocks Capital LLC	ALPS | Red Rocks Listed Private Equity Portfolio

Stadion Money Management, LLC	ALPS | Stadion Core ETF Portfolio ALPS | Stadion Tactical Growth Portfolio
Morningstar Investment Management LLC

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Conservative ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

3. To approve a proposal that would authorize ALPS Advisors to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional Shareholder approval (the “Manager of Managers Proposal”).	All Funds
4. To transact any other business as may properly come before the Meeting or any adjournment(s), postponement(s) or delay(s) thereof.	All Funds

The Board of Trustees has set the close of business on April 2, 2018 as the record date (the “Record Date”) for the Meeting, and only Shareholders of record on the Record Date will be entitled to vote on these proposals at the Meeting. The number of outstanding shares of each class of each Fund, as of the close of business on the Record Date, is set forth in Appendix A to this Proxy Statement. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “General Information” and “Voting Information.”

Shares of each Fund are offered only to participating insurance companies and their separate accounts, and certain qualified pension and retirement plans. As of the Record Date, separate accounts established by certain participating insurance companies (each an “Insurance Company”) were the shareholders of record of each Fund. In accordance with its view of present applicable law, it is expected that each Insurance Company will vote the shares held by its separate account at the Meeting in accordance with instructions received from variable annuity contract and variable life insurance policy owners (as well as any plan participants with a voting interest in the separate account) (collectively, “Policy Owners”) for whose accounts the shares are held. Policy Owners who have selected a Fund for investment have a beneficial interest in such Fund, but do not invest directly in or hold shares of the Fund. Accordingly, this Proxy Statement is intended to be used by each Insurance Company in obtaining voting instructions from Policy Owners.

Copies of the Funds’ annual reports have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the annual reports. To request a copy of the Proxy Statement or a report, please call (866) 526-4094 (for proxy materials) or 1-866-432-2926 or contact your insurance company or plan sponsor (for reports), write to the Fund at ALPS Variable Investment Trust, 1290 Broadway, Suite 1100, Denver CO, 80203, or visit the Fund’s website at www.alpsfunds.com. You may also call for information on how to obtain directions to be able to attend the Meeting in person.

TABLE OF CONTENTS

GENERAL OVERVIEW	1
The Transaction	1
About SS&C	1
Post-Transaction Structure and Operations	1
PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENT	3
Background	3
The Proposal	3
Board Approval and Recommendation	3
Description of the Existing Advisory Agreements and the New Advisory Agreement	3
Interim Advisory Agreement	4
Affiliated Service Providers, Affiliated Brokerage and Other Fees	5
Information About ALPS Advisors and its Affiliates	5
Required Vote	6
PROPOSAL 2: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT	7
Background	7
The Proposal	7
Board Approval and Recommendation	7
Description of the Existing Sub-Advisory Agreements and the New Sub-Advisory Agreements	7
Interim Sub-Advisory Agreements	9
Affiliated Service Providers, Affiliated Brokerage and Other Fees	9
Information About the Sub-Advisers	9
Required Vote	10
BOARD CONSIDERATIONS	11
Summary of Board Meetings and Considerations	11
Approval of Continuance of Existing Advisory Agreements and Existing Sub-Advisory Agreements	11
Approval of Interim Advisory Agreements and Interim Sub-Advisory Agreements	13
PROPOSAL 3: APPROVAL OF MANAGER OF MANAGERS PROPOSAL	15
The Manager of Managers Proposal	15
Board Considerations	15
Required Vote	16
GENERAL INFORMATION	17
Ownership of Shares	17
Other Information	17
Payment of Solicitation Expenses	17
Delivery of Proxy Statement	17
Other Business	17
Submission of Certain Shareholder Proposals	18
Reports to Shareholders and Financial Statements	18
VOTING INFORMATION	19
Voting Rights	19
Attending the Meeting	19
Quorum; Adjournment	20
Required Vote	20
APPENDIX LIST	21
Appendix A – Shares Outstanding	A-1
Appendix B – Dates Relating to Existing Advisory Agreements	B-1
Appendix C – Advisory Fee Rates	C-1
Appendix D – Advisory Fees and Other Fees Paid	D-1
Appendix E – Information Regarding Officers and Directors of ALPS Advisors	E-1
Appendix F – Dates Relating to Existing Sub-Advisory Agreements	F-1
Appendix G – Sub-Advisory Fee Rates	G-1
Appendix H – Sub-Advisory Fees and Other Fees Paid	H-1
Appendix I – Information About the Sub-Advisers	I-1
Appendix J – Comparable Funds	J-1
Appendix K – Principal Holders	K-1
Appendix L – Form of the New Advisory Agreement	L-1
Appendix M – Form of the New Sub-Advisory Agreement	M-1

GENERAL OVERVIEW

The Transaction

ALPS Advisors serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. ALPS Advisors is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”), a publicly traded company listed on the New York Stock Exchange that provides sophisticated information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries.

On January 11, 2018, DST entered into an agreement and plan of merger (the “Transaction Agreement”) with SS&C Technologies Holdings, Inc. (“SS&C”) and Diamond Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of SS&C (“Merger Sub”), pursuant to which Merger Sub will merge with and into DST (the “Transaction”), with DST surviving as an indirect wholly owned subsidiary of SS&C. If the Transaction is completed, DST common stockholders will receive cash consideration for their shares of common stock of DST.

Consummation of the Transaction is subject to certain customary conditions, including, without limitation, (i) the approval by the affirmative vote of the holders of a majority of the outstanding shares of common stock of DST entitled to vote at the DST stockholders meeting to approve the Transaction; (ii) the receipt of approvals, or the expiration or termination of waiting periods under, certain regulatory laws or from certain regulatory authorities (including the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, approval under the competition law of Ireland and approvals of the Financial Industry Regulatory Authority, the United Kingdom’s Financial Conduct Authority, the Central Bank of Ireland and Luxembourg’s Commission de Surveillance du Secteur Financier); and (iii) the absence of any judgment, order, injunction, ruling or decree, preliminary, temporary or permanent, or other legal restraint or prohibition and no action, proceeding, binding order or determination by any governmental entity, preventing or otherwise making illegal the consummation of the Transaction. Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Funds, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the completion of the Transaction. Although there is no assurance that the Transaction will be completed, DST and SS&C currently expect to complete the Transaction before the end of the second quarter of 2018.

About SS&C

SS&C is a leading provider of mission-critical, sophisticated software products and software-enabled services that allow financial services providers to automate complex business processes and effectively manage their information processing requirements.

SS&C’s portfolio of software products and rapidly deployable software-enabled services allows SS&C’s clients to automate and integrate front-office functions such as trading and modeling, middle-office functions such as portfolio management and reporting, and back-office functions such as accounting, performance measurement, reconciliation, reporting, processing and clearing. SS&C’s solutions enable their clients to focus on core operations, better monitor and manage investment performance and risk, improve operating efficiency and reduce operating costs.

SS&C’s principal executive offices are located at 80 Lamberton Road, Windsor, CT 06095.

SS&C was incorporated in Delaware in July 2005, as the successor to a corporation originally formed in Connecticut in March 1986. SS&C’s common stock trades on The NASDAQ Global Select Market, under the symbol “SSNC.”

Post-Transaction Structure and Operations

It is intended that, after the closing of the Transaction (the “Closing”), ALPS Advisors will continue to be the investment adviser to the Funds and the Sub-Advisers that currently sub-advise the Funds, as applicable, will continue to sub-advise such Funds. The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change and the investment advisory personnel of each Sub-Adviser who currently manage the Funds, as applicable, are expected to continue to do so after the Closing. However, there can be no assurance that any particular employee of ALPS Advisors or of a Sub-Adviser will choose to remain employed by ALPS Advisors or the Sub-Advisers before or after the Closing. While the operations of ALPS Advisors are expected to continue with minimal or no change following the Closing, ALPS Advisors expects to benefit indirectly from the financial strength and information technology infrastructure of the merged organization.

The Board of Trustees and ALPS Advisors currently do not anticipate any changes to the organization and structure of the Funds. Your Fund and its investment objective and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the same Fund. No Fund’s name will change as a result of the Transaction. The Board of Trustees will continue in office after the Closing and will continue to make decisions regarding the independent registered public accounting firm, custodian, administrator, distributor and transfer agent of the Funds. The Board of Trustees and ALPS Advisors are not proposing any changes to these existing service providers at this time.

PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENT (All Funds)

Background

ALPS Advisors currently serves as investment adviser to each Fund pursuant to investment advisory agreements between the Trust, on behalf of each Fund, and ALPS Advisors (each an “Existing Advisory Agreement” and, collectively, the “Existing Advisory Agreements”). The date of each Fund’s Existing Advisory Agreement and the date on which it was last approved by Shareholders and approved for continuance by the Board are provided on Appendix B to this Proxy Statement.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund’s Existing Advisory Agreement provides for its automatic termination in the event of an assignment. Upon the Closing, DST will be acquired by SS&C and, as a result, ALPS Advisors will indirectly undergo a change in control. This change in control may be deemed an “assignment” of each Fund’s Existing Advisory Agreement which would cause the termination of each Existing Advisory Agreement. The 1940 Act requires that a new advisory agreement be approved by the board of trustees and shareholders of a fund in order for it to become effective.

The Proposal

With respect to each Fund, Shareholders of the Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and ALPS Advisors (the “New Advisory Agreement”). As described above, each Fund’s Existing Advisory Agreement will automatically terminate upon the Closing. Therefore, approval of the New Advisory Agreement is sought so that the operation of each Fund can continue without interruption. If approved by Shareholders of a Fund, the New Advisory Agreement will become effective upon the later of the date of such approval or the Closing. If the Transaction is not completed for any reason, the Existing Advisory Agreements will continue in effect.

Board Approval and Recommendation

On March 5, 2018, the Board of Trustees, including the Trustees who are not “interested persons” of the Funds, ALPS Advisors and the Sub-Advisers within the meaning of the 1940 Act (the “Independent Trustees”), unanimously approved the New Advisory Agreement for each Fund and unanimously recommended that Shareholders of each Fund approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Existing Advisory Agreements and New Advisory Agreement

The form of the New Advisory Agreement is set forth in Appendix L to this Proxy Statement.

Currently, each Fund has a separate Existing Advisory Agreement. After the Closing, however, if approved by Shareholders, ALPS Advisors will provide investment advisory services to the Funds pursuant to a single consolidated advisory agreement, the New Advisory Agreement. The terms of the New Advisory Agreement are substantially the same as the terms of each Existing Advisory Agreement, but for the combination of the agreements into a single agreement and the new commencement date. The advisory fee rates under the New Advisory Agreement with respect to each Fund are the same as the fee rates under each Fund’s Existing Advisory Agreements. ALPS Advisors has advised the Board of Trustees that it does not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of ALPS Advisors to fulfill its obligations to the Funds.

The following discussion describes both the Existing Advisory Agreements and the New Advisory Agreement. The next several paragraphs briefly summarize some important provisions of the Existing Advisory Agreements and the New Advisory Agreement, but for a more complete understanding of the agreements you should read the form of the New Advisory Agreement contained in Appendix L.

Services Provided by ALPS Advisors. The New Advisory Agreement requires ALPS Advisors to provide general management services to each Fund and to assume overall supervisory responsibility for the general management and investment of each Fund’s assets, subject to the review and approval of the Board of Trustees. ALPS Advisors is responsible for setting each Fund’s investment program and strategies, revising the programs, as necessary, and monitoring and reporting periodically to the Board of Trustees concerning the implementation of the programs.

Fees. Under the New Advisory Agreement, each Fund pays ALPS Advisors an investment advisory fee. Each Fund’s investment advisory fee rate under the New Advisory Agreement is identical to the investment advisory fee rate under each Fund’s Existing Advisory Agreement.

Appendix C to this Proxy Statement shows:

•	the advisory fee rate for each Fund under both the Existing Advisory Agreements and the New Advisory Agreement; and

•	whether ALPS Advisors has waived, reduced or otherwise agreed to reduce its compensation for any Fund under any applicable contract.

Appendix D to this Proxy Statement shows:

•	the amount of ALPS Advisors’ advisory fee and the amount of any other payments by a Fund to ALPS Advisors, or any of its affiliated persons or an affiliated person of such person, during the Fund’s most recently completed fiscal year.

Term. The New Advisory Agreement provides that it will continue in effect for an initial period beginning on the date of its effectiveness and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Fund’s Board of Trustees, including a majority of the Board’s Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination. The New Advisory Agreement may be terminated with respect to a Fund without penalty by vote of the Board of Trustees, including a majority of the Board’s Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to ALPS Advisors, or by ALPS Advisors upon 60 days’ written notice to the Fund, and terminates automatically in the event of its “assignment” as defined in the 1940 Act. The 1940 Act defines “assignment” to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs.

Liability of ALPS Advisors. The New Advisory Agreement provides that ALPS Advisors will not be liable to the Fund or its Shareholders for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by ALPS Advisors of its obligations and duties under the agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

Differences between the Existing Advisory Agreements and the New Advisory Agreement. The New Advisory Agreement is substantially the same as each Existing Advisory Agreement, but for the combination of the agreements into a single agreement and the new commencement date.

Interim Advisory Agreement

Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Funds, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the Closing. The Closing may occur prior to the Meeting. In the event Shareholders of a Fund have not approved the New Advisory Agreement prior to the Closing, an interim investment advisory agreement between the Trust, on behalf of such Fund, and ALPS Advisors (each an “Interim Advisory Agreement” and, collectively, the “Interim Advisory Agreements”) will take effect upon the Closing. On March 5, 2018, the Board of Trustees, including the Independent Trustees, unanimously approved the Interim Advisory Agreement for each Fund in order to assure continuity of investment advisory services to the Funds after the Closing.

The terms of each Interim Advisory Agreement with respect to each Fund are substantially identical to those of the corresponding Existing Advisory Agreement and the New Advisory Agreement, except for the duration, termination and escrow provisions described below. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing (the “150-day period”) or when Shareholders of the Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by ALPS Advisors under an Interim Advisory Agreement will be held in an interest-bearing escrow account. If Shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to ALPS Advisors. If Shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and ALPS Advisors will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. The Interim Advisory Agreements may be terminated by the Trust on ten days written notice to ALPS Advisors.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

ALPS Fund Services, Inc. (“ALPS Fund Services”), an affiliate of ALPS Advisors, serves as (i) each Fund’s administrator and provides fund accounting and administrative services under a separate Fund Accounting and Administration Agreement and (ii) each Fund’s transfer agent and provides transfer agency services under a separate Transfer Agency and Service Agreement. ALPS Fund Services does not charge the Funds a fee in connection with providing services under the Administration Agreement and the Transfer Agency Service Agreement.

ALPS Portfolio Solutions Distributor, Inc. (“ALPS Distributor”), an affiliate of ALPS Advisors, acts as the distributor of each Fund’s shares pursuant to a separate Distribution Agreement.

Appendix D to this Proxy Statement shows the amount of payments by each Fund to ALPS Distributors during the Fund’s most recently completed fiscal year.

During each Fund’s most recently completed fiscal year, no Fund made any payments to ALPS Advisors or any affiliated person of ALPS Advisors for services provided to the Fund except as set forth on Appendix D to this Proxy Statement.

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, ALPS Advisors or any Sub-Adviser of such Fund.

Information About ALPS Advisors and its Affiliates

ALPS Advisors is a subsidiary of ALPS Holdings, Inc. (“ALPS”). ALPS, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS conducts its business through its wholly owned subsidiaries, including:

•	ALPS Advisors, which is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser and commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation;

•	ALPS Fund Services, an administrator and SEC-registered transfer agent; and

•	ALPS Portfolio Solutions Distributor, Inc. and ALPS Distributors, Inc., each a FINRA-registered broker-dealer, currently registered in all 50 states.

As of December 31, 2017, ALPS Advisors had approximately $18.4 billion of assets under management and ALPS and its affiliates provided fund administration services to funds with assets in excess of $225 billion and distribution services to funds with assets of more than $158 billion.

Information regarding the principal executive officer, directors and certain other officers of ALPS Advisors and its affiliates and certain other information is attached in Appendix E to this Proxy Statement.

ALPS Advisors serves as investment adviser to certain funds that have investment objectives similar to those of the Funds, as set forth in Appendix J to this Proxy Statement.

Required Vote

Shareholders of each Fund will vote separately. For each Fund, the presence in person or by proxy of thirty percent (30%) of a Fund’s shares that are entitled to vote constitutes a quorum with respect to such Fund.

Approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Policies for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from its Policy Owners. Neither the SEC nor the Insurance Companies require any specific minimum percentage of Policy Owners to vote in order for an Insurance Company to echo vote the remaining unvoted votes. As a consequence, the presence at the Meeting of a small number of the participating Insurance Companies could be sufficient to constitute a quorum even if only a small percentage of the shares owned by such Insurance Company are subject to voting instructions from Policy Owners. The vote could similarly be influenced by a voting instructions received from a small percentage of Policy Owners.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENTS (All Funds, except ALPS | Alerian Energy Infrastructure Portfolio)

Background

The Sub-Advisers listed below currently serve as investment sub-adviser to the respective Fund pursuant to sub-advisory agreements among the Trust, on behalf of each Fund, ALPS Advisors and the applicable Sub-Adviser (each an “Existing Sub-Advisory Agreement” and, collectively, the “Existing Sub-Advisory Agreements”).

Sub-Adviser	Fund
Red Rocks Capital LLC	ALPS | Red Rocks Listed Private Equity Portfolio
Stadion Money Management, LLC	ALPS | Stadion Core ETF Portfolio ALPS | Stadion Tactical Growth Portfolio
Morningstar Investment Management LLC

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Conservative ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

The date of each Fund’s Existing Sub-Advisory Agreement and the date on which it was last approved by Shareholders and approved for continuance by the Board are provided on Appendix F to this Proxy Statement.

As required by the 1940 Act, each Fund’s Existing Sub-Advisory Agreement provides for its automatic termination in the event of an assignment. In addition, each Fund’s Existing Sub-Advisory Agreement provides for its automatic termination upon termination of the Fund’s Existing Advisory Agreement. As a result, upon the Closing, each Fund’s Existing Sub-Advisory Agreement will terminate. The 1940 Act requires that a new sub-advisory agreement be approved by the board of trustees and shareholders of a fund in order for it to become effective.

The Proposal

With respect to each Fund, Shareholders of the Fund are being asked to approve a new sub-advisory agreement among the Trust, on behalf of the Fund, ALPS Advisors and the applicable Sub-Adviser (each a “New Sub-Advisory Agreement” and, collectively, the “New Sub-Advisory Agreements”). As described above, each Fund’s Existing Sub-Advisory Agreement will automatically terminate upon the Closing. Therefore, approval of the New Sub-Advisory Agreements is sought so that the operation of each Fund can continue without interruption. If approved by Shareholders, the New Sub-Advisory Agreement for a Fund will be effective upon the later of the Closing or the date of approval of the New Advisory Agreement and New Sub-Advisory Agreement. If the Transaction is not completed for any reason, the Existing Sub-Advisory Agreements will continue in effect.

Board Approval and Recommendation

On March 5, 2018, the Board of Trustees, including a majority of the Independent Trustees, unanimously approved the New Sub-Advisory Agreement for each Fund and unanimously recommended that Shareholders of each Fund approve the applicable New Sub-Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Existing Sub-Advisory Agreements and New Sub-Advisory Agreements

The forms of the New Sub-Advisory Agreements are set forth in Appendix M to this Proxy Statement.

The terms of each New Sub-Advisory Agreement are the same as the terms of the corresponding Existing Sub-Advisory Agreement, but for the new commencement date. The sub-advisory fee rates under the New Sub-Advisory Agreements are the same as the fee rates for those services under the corresponding Existing Sub-Advisory Agreements. ALPS Advisors and each Sub-Adviser have advised the Board of Trustees that they do not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of any Sub-Adviser to fulfill its obligations under respective New Sub-Advisory Agreement.

The following discussion describes both the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement for each Fund. The next several paragraphs briefly summarize some important provisions of the Existing Sub-Advisory Agreements and the New Sub-Advisory Agreements, but for a more complete understanding of the agreements you should read the form of your Fund’s New Sub-Advisory Agreement contained in Appendix M.

Services Provided by the Sub-Advisers. ALPS Advisors has delegated daily management of each Fund’s assets to its respective Sub-Adviser. The New Sub-Advisory Agreement for each Fund essentially provides that the Sub-Adviser for that Fund is engaged to sub-advise the investments of the Fund in accordance with such Fund’s investment objective, policies and limitations and investment guidelines established by ALPS Advisors and the Board of Trustees.

Fees. Under the New Sub-Advisory Agreement for each Fund, ALPS Advisors pays a sub-advisory fee to the Fund’s Sub-Adviser. Each Fund’s sub-advisory fee rate under its New Sub-Advisory Agreement is identical to the sub-advisory fee rate under the Existing Sub-Advisory Agreement. The sub-advisory fee is paid by ALPS Advisors, and not the Fund.

Appendix G to this Proxy Statement shows:

•	the sub-advisory fee rates under both the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement for each Fund; and

•	whether the Sub-Adviser has waived, reduced or otherwise agreed to reduce its compensation for any Fund under any applicable contract.

Appendix H to this Proxy Statement shows:

•	the aggregate amount of the Sub-Adviser’ fee and the amount of any other payments by a Fund to the Sub-Adviser, or any of its affiliated persons or affiliated person of such person, during the Fund’s most recently completed fiscal year.

Term. The New Sub-Advisory Agreements provide that they will continue in effect for an initial period beginning on the effective date thereof and ending on the second anniversary of that date. After that, each New Sub-Advisory Agreement will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Board of Trustees, including a majority of Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination. The New Sub-Advisory Agreement for a Fund may be terminated at any time, without the payment of any penalty, by a vote of the majority of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by ALPS Advisors on 60 days’ prior written notice to the Sub-Adviser and ALPS Advisors, as appropriate. In addition, the Sub-Adviser may terminate the agreement upon 60 days’ written notice to ALPS Advisors. It is anticipated that the New Sub-Advisory Agreements will automatically terminate, without the payment of any penalty, in the event the New Advisory Agreement with ALPS Advisors is assigned (as defined in the 1940 Act) or terminates for any other reason. The 1940 Act defines “assignment” to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs. The New Sub-Advisory Agreement will also terminate upon written notice to the other party that the other party is in material breach of the agreement, unless the party in material breach of the agreement cures such breach to the reasonable satisfaction of the party alleging the breach within 30 days after written notice.

Liability of the Sub-Adviser. Each New Sub-Advisory Agreement provides that, except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, bad faith or gross negligence, neither the Sub-Adviser nor any of its officers, affiliates, employees or consultants (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by ALPS Advisors, the Fund or the Trust as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to the Fund.

Differences between the Existing and New Sub-Advisory Agreements. Each New Sub-Advisory Agreement is the same as the corresponding Existing Sub-Advisory Agreement, but for the new commencement date.

Interim Sub-Advisory Agreements

Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Funds, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the Closing. The Closing may occur prior to the Meeting. In the event Shareholders of a Fund have not approved the New Advisory Agreement and/or the New Sub-Advisory Agreement prior to the Closing, an interim sub-advisory agreement among the Trust, on behalf of such Fund, ALPS Advisors and the Sub-Adviser (each an “Interim Sub-Advisory Agreement” and, collectively, the “Interim Sub-Advisory Agreements”) will take effect upon the Closing. On March 5, 2018, the Board of Trustees, including the Independent Trustees, unanimously approved the Interim Sub-Advisory Agreement for each Fund in order to assure continuity of investment advisory services to the Funds after the Closing.

The terms of each Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Existing Sub-Advisory Agreement and New Sub-Advisory Agreement, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing (the “150-day period”) or when Shareholders of the Fund approve the New Advisory Agreement and the New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If Shareholders of a Fund approve the New Advisory Agreement and the New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If Shareholders of a Fund do not approve the New Advisory Agreement and the New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During each Fund’s most recently completed fiscal year, no Fund made any material payments to its Sub-Adviser or any affiliated person of the Sub-Adviser for services provided to the Fund except as set forth on Appendix H to this Proxy Statement.

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, ALPS Advisors or any Sub-Adviser of such Fund.

Information about the Sub-Advisers

Certain information about each Sub-Adviser and information regarding the principal executive officer, directors and certain other officers of the Sub-Advisers and their affiliates and certain other information is attached in Appendix I to this Proxy Statement.

The Sub-Advisers serve as investment adviser to certain funds that have investment objectives similar to those of the Funds, as set forth in Appendix J to this Proxy Statement.

Required Vote

Shareholders of each Fund will vote separately. For each Fund, the presence in person or by proxy of thirty percent (30%) of a Fund’s shares that are entitled to vote constitutes a quorum with respect to such Fund.

Approval of each New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Policies for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from its Policy Owners. Neither the SEC nor the Insurance Companies require any specific minimum percentage of Policy Owners to vote in order for an Insurance Company to echo vote the remaining unvoted votes. As a consequence, the presence at the Meeting of a small number of the participating Insurance Companies could be sufficient to constitute a quorum even if only a small percentage of the shares owned by such Insurance Company are subject to voting instructions from Policy Owners. The vote could similarly be influenced by a voting instructions received from a small percentage of Policy Owners.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 2.

BOARD CONSIDERATIONS

Summary of Board Meetings and Considerations

The Board, including the Independent Trustees, met in person on March 5, 2018 to evaluate, among other things, the Transaction, ALPS Advisors and the Sub-Advisers and to determine whether to approve the New Advisory Agreement and the New Sub-Advisory Agreements, as applicable, and recommend approval to Shareholders. The Independent Trustees also met separately to consider the foregoing. At the Board meeting and throughout the process of considering the Transaction, the Board, including the Independent Trustees, was advised by counsel to the Independent Trustees and counsel to the Trust.

In their consideration of the approval of the New Advisory Agreement and New Sub-Advisory Agreements, the Board, counsel to the Independent Trustees and counsel to the Trust requested certain materials from ALPS Advisors, DST, SS&C and the Sub-Adviser and reviewed their responses thereto. The Board communicated with senior representatives of ALPS Advisors and the Sub-Adviser regarding their personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and considered its possible effects on the Funds and their Shareholders. In this regard, the Trustees spoke with representatives of ALPS Advisors during the Board meeting and, with respect to the Independent Trustees, in private sessions to discuss the anticipated effects of the Transaction.

During these meetings, the representatives of ALPS Advisors indicated their belief that the Transaction would not adversely affect (i) the continued operation of the Funds; (ii) the capabilities of the senior personnel and investment advisory personnel of ALPS Advisors who currently manage the Funds to continue to provide these and other services to the Funds at the current levels; or (3) the capabilities of each Sub-Adviser to continue to provide the same level of sub-advisory services to the Funds. ALPS Advisors recommended that the Board approve the New Advisory Agreement and New Sub-Advisory Agreements and that the Board recommend that Shareholders approve the New Advisory Agreement and each New Sub-Advisory Agreement.

Approval of Continuance of the Existing Advisory Agreements and Existing Sub-Advisory Agreements

In approving the continuance of the Existing Advisory Agreements and the Existing Sub-Advisory Agreements, the Board, including the Independent Trustees, considered the following factors:

Nature, Extent and Quality of the Services. The Board considered the nature, extent and quality of the services provided by ALPS Advisors, including investment sub-adviser selection, evaluation and monitoring and trade execution and the portfolio management services provided by ALPS Advisors and, as applicable, each Sub-Adviser, in light of the investment objective of each Fund. The Board also considered the portfolio team’s demonstrated consistency in investment approach for each Fund, and took note of the degree of portfolio overlap across the Funds advised by the same Sub-Adviser. The Board reviewed the background and experience of (i) the current ALPS Advisors’ personnel responsible for evaluation and monitoring for each Fund and, as applicable, (ii) the portfolio manager personnel of each Sub-Adviser responsible for managing the investments of a Fund. The Board also considered the compliance structure and records of ALPS Advisors and, as applicable, each Sub-Adviser. Finally, the Board considered the Board’s and the Trust’s previous association with the current personnel employed by ALPS Advisors and, as applicable, the relationships those ALPS Advisors’ personnel maintain with each Sub-Adviser and the ability of those personnel to evaluate the services provided by each Sub-Adviser.

The Board concluded that the nature, extent and quality of the services provided by ALPS Advisors and, as applicable, each Sub-Adviser were appropriate and consistent with the terms of the respective agreements and that each Fund and its shareholders were likely to benefit from the services provided under the Existing Advisory Agreements and Existing Sub-Advisory Agreements. The Board also concluded that the quality of the services provided by the senior advisory personnel employed by ALPS Advisors and, as applicable, each Sub-Adviser had been consistent and that ALPS Advisors and, as applicable, each Sub-Adviser have sufficient personnel, with the appropriate education and experience, to serve each Fund effectively. The Board also concluded that ALPS Advisors and, as applicable, each Sub-Adviser had demonstrated a continuing ability to attract and retain well-qualified personnel and that the structure of ALPS Advisors’ operations was sufficient to retain and properly motivate each Sub-Adviser’s current senior advisory personnel at ALPS Advisors. Finally, the Board concluded that the financial condition of each of ALPS Advisors and each Sub-Adviser was sound.

Performance. The Board reviewed the net total return performance of each Fund for the one-, two-, three-, four- and five-year periods ended January 31, 2018, as applicable. The Board considered information from an independent research provider regarding the net total return performance of each Fund relative to its performance universe. The Board also received and considered the quarterly commentaries from ALPS Advisors and, as applicable, the Sub-Advisers regarding the performance characteristics of each Fund. The Board concluded that the recent performance for the Funds was generally near or surpassed their peer universe averages, and that for those Funds where recent performance lagged, such performance levels were within an acceptable range of their respective peer universe averages.

Investment Advisory and Sub-Advisory Fee Rate. The Board reviewed and considered the fees paid by each Fund to ALPS Advisors and, as applicable, the fees paid by ALPS Advisors to a Sub-Adviser under the agreements. The Board also took note of the fact that a Sub-Adviser would be paid by ALPS Advisors and not directly by the Fund. In its review, the Board considered information about, among other things, (i) the rates of compensation paid to ALPS Advisors (and overall expense ratios for open-end mutual funds comparable in character (such as asset size) and investment strategy to the Funds), after taking into account agreements to waive fees and/or reimburse expenses, (ii) the fees charged by ALPS Advisors and, as applicable, the Sub-Advisers to other comparable client accounts (including, for example, a Sub-Adviser’s stated fee schedule and fee range for its sub-advisory clients), and (iii) the asset size of each Fund relative to its peers. In connection therewith, the Board noted each Sub-Adviser’s statements regarding the range of services that would be provided in its capacity as sub-adviser.

The Board also noted that, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to ALPS Advisors’ and, as applicable, the Sub-Advisers’ other clients employing comparable strategies were not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the Funds.

The Board considered that each Fund’s actual management fees relative to the fees charged to similar open-end funds in the expense group, and in certain instances, the wider expense universe, taking into account management and non-management fees and the limitations of the peer universe for certain Funds.

The Board further concluded that both the (i) actual management fees payable by each Fund to ALPS Advisors and the fees payable by ALPS Advisors to the Sub-Advisers and (ii) total expenses (net of fee waivers/reimbursements) borne by each Fund were reasonable in relation to the nature and quality of the respective services provided, taking into account the fees charged by other advisers for managing comparable open-end mutual funds and the range of fees each Sub-Adviser charges to other sub-advisory clients.

Profitability and Costs of Services to ALPS Advisors. The Board reviewed reports of the financial condition of ALPS Advisors and each Sub-Adviser, as well as current profitability analyses provided by ALPS Advisors and current and prospective profitability analyses provided by each Sub-Adviser (or for certain Sub-Advisers, related comparable information). The Board considered whether the provision of services by ALPS Advisors to the Funds was profitable to ALPS Advisors, noting that there were no additional fees payable to other ALPS Advisors’ affiliates for non-investment advisory services provided to the Funds. The Board concluded that the profits attributable to the services provided by ALPS Advisors to each Fund were not excessive.

The Board also considered the profitability of each Sub-Adviser’s overall relationship with the Funds, which included fees payable to such Sub-Adviser by ALPS Advisors for advisory services. In light of the foregoing, the Board concluded that the profits attributable to the services provided by the Sub-Advisers to their respective Funds were not excessive.

Economies of Scale. The Board reviewed certain financial information provided by ALPS Advisors and the Sub-Advisers, as well as the asset size of each Fund, and concluded that, to the extent any economies of scale could be realized as the assets of each Fund increase, such economies would likely not be significant at the current time.

Other Benefits to ALPS Advisors and the Sub-Advisers. The Board also considered ALPS Advisors’ and, as applicable, the Sub-Advisers’ statements regarding potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that ALPS Advisors and the Sub-Advisers’ might receive in connection with their association with the Funds. The Board concluded that there were no material incidental benefits accruing to ALPS Advisors or each Sub-Adviser in connection with their relationship with the Funds.

During the review process, the Trustees noted certain instances where clarification or follow-up was appropriate and others where the Trustees determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided, the Board had received sufficient information to approve the continuance of the Existing Advisory Agreements and Existing Sub-Advisory Agreements.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including the Independent Trustees, concluded that ALPS Advisors’ and the Sub-Advisers’ compensation for investment advisory and sub-advisory services is consistent with the best interests of the Funds and their Shareholders and the Board of Trustees, including the Independent Trustees, unanimously approved the continuation of the Existing Advisory Agreements and the Existing Sub-Advisory Agreements.

Approval of the New Advisory Agreement and the New Sub-Advisory Agreement

In determining whether to approve the New Advisory Agreement and New Sub-Advisory Agreement for each applicable Fund, and whether to recommend approval to Shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

•	the terms of the New Advisory Agreement with respect to each Fund, including the fees payable to ALPS Advisors by the Funds, are the same as the Funds’ Existing Advisory Agreements, but for the combination of the agreements into a single agreement and the new commencement dates;

•	the terms of the New Sub-Advisory Agreements, including the fees payable by ALPS Advisors to the Sub-Advisers, are the same as the Existing Sub-Advisory Agreements, but for the new commencement dates;

•	assurances from ALPS Advisors and SS&C that the manner in which the Funds’ assets are managed will not change as a result of the Transaction, that the same people who currently manage the Fund’s assets are expected to continue to do so after the Closing, and that there is not expected to be any diminution in the nature, quality and extent of the services provided to the Fund by ALPS Advisors and the Sub-Advisers;

•	that, in light of the foregoing considerations, the factors discussed above that were considered by the Board in connection with the approval of the continuance of the Existing Advisory Agreements and Existing Sub-Advisory Agreements also supported approval of the New Advisory Agreement and New Sub-Advisory Agreements;

•	the favorable history, reputation, qualification and background of SS&C;

•	ALPS Advisors’ and DST’s financial condition;

•	SS&C’s financial condition;

•	that while the operations of ALPS Advisors are expected to continue with minimal change following the Closing, ALPS Advisors expects to benefit indirectly from the financial strength and information technology infrastructure of the merged organization;

•	the potential adverse effects on the Funds, in the event the Transaction is completed and New Advisory Agreement and New Sub-Advisory Agreements are not approved;

•	the fact that Shareholders of the Funds will not bear any costs in connection with the Transaction, inasmuch as ALPS Advisors or its affiliates has committed to pay the expenses of the Funds in connection with the Transaction, including all expenses in connection with the solicitation of proxies; and

•	that SS&C is aware of the terms of Section 15(f) of the 1940 Act, and that although the Transaction Agreement does not contain a specific covenant in that regard due to the small size of ALPS Advisors’ business relative to the Transaction, SS&C does not intend to impose, and has committed to the Board to use commercially reasonable efforts not to impose, any unfair burden on the Funds as a result of the Transaction.

As a result of its review of the Transaction and the New Advisory Agreement and New Sub-Advisory Agreement and its consideration of the foregoing factors, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement and New Sub-Advisory Agreement for each Fund, as applicable, and recommended such agreements to Shareholders for their approval.

Approval of Interim Advisory Agreements and Interim Sub-Advisory Agreements

At its March 5, 2018 meeting, the Trustees, including the Independent Trustees, unanimously approved the Interim Advisory Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory and sub-advisory services, the Interim Advisory Agreements and Interim Sub-Advisory Agreements will take effect with respect to a Fund upon the Closing of the Transaction if Shareholders of that Fund have not yet approved the New Advisory Agreement and New Sub-Advisory Agreement, as applicable. The terms of each Interim Advisory Agreement are substantially identical to those of the corresponding Existing Advisory Agreement and New Advisory Agreement and the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Existing Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, in each case except for certain term and fee escrow provisions. In light of the foregoing, the Trustees, including the Independent Trustees, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Advisory Agreement and Interim Sub-Advisory Agreement, as applicable, are at least equivalent to the scope and quality of services provided under the applicable Existing Advisory Agreement and Existing Sub-Advisory Agreement.

PROPOSAL 3: APPROVAL OF MANAGER OF MANAGERS PROPOSAL (All Funds)

The Board has approved, and recommends that Shareholders approve, a proposal authorizing ALPS Advisors to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board, but without obtaining additional Shareholder approval (the “Manager of Managers Proposal”).

The Manager of Managers Proposal

Shareholder Approval of Sub-Advisory Agreements. The 1940 Act generally requires that fund shareholders approve a sub-advisory agreement with a sub-adviser. Shareholder approval also is required if the terms of existing sub-advisory agreements are changed materially or if there is a change in control of the sub-adviser. In order to obtain shareholder approval, a fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. The Board believes that it is in the Funds’ best interests if the Board represents the interests of Shareholders in approving or rejecting recommendations made by ALPS Advisors regarding sub-advisers. This approach will avoid the costs and delays associated with holding Shareholder meetings to obtain approval for future changes.

SEC Exemptive Order. On [date], 2018, ALPS Advisors and the Trust (and certain other funds for which ALPS Advisors serves as investment adviser) filed an application with the SEC seeking an order exempting the Trust and ALPS Advisors from the 1940 Act requirements to obtain Shareholder approval regarding sub-advisory agreements with wholly-owned sub-advisers and unaffiliated sub-advisers (the “SEC Exemptive Order”). The SEC Exemptive Order, if granted, would permit ALPS Advisors to recommend the selection of sub-advisers to manage all or a portion of the assets of a Fund and enter into sub-advisory agreements with sub-advisers, and materially amend sub-advisory agreements with sub-advisers, subject to the approval of the Board, including a majority of the Independent Trustees, without obtaining Shareholder approval. Before a Fund may rely on the SEC Exemptive Order, if granted, the operation of a Fund in the manner proposed to be permitted by the SEC Exemptive Order must be approved by Shareholders.

Under the SEC Exemptive Order, if granted, the Trust and ALPS Advisors would be subject to several conditions imposed by the SEC to ensure that the interests of the Funds’ Shareholders are adequately protected. Among these conditions are that within 90 days of the hiring of a new sub-adviser, a Fund will provide Shareholders with an information statement, or with a notice of the availability of such information statement, that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that the Fund would otherwise have been required to send to Shareholders in a proxy statement. There can be no assurance whether the SEC Exemptive Order will be issued, or, if issued, whether the SEC will impose additional conditions on the Trust and ALPS Advisors.

Shareholder approval of the Manager of Managers Proposal will not result in an increase or decrease in the total amount of investment advisory fees that would be paid by a Fund to ALPS Advisors.

Board Considerations

The Board believes that it is in the best interest of each Fund if the Board represents the interests of Shareholders in approving or rejecting recommendations made by ALPS Advisors to provide investment advisory services to each Fund through one or more sub-advisers that have particular expertise in the type of investments in which a Fund invests.

As described above, without the ability to utilize the SEC Exemptive Order, if granted, in order for ALPS Advisors to appoint a new sub-adviser or modify a sub-advisory agreement materially, the Board must also call and hold a Shareholder meeting of that Fund, create and distribute proxy materials and solicit votes from the Fund’s Shareholders. This process is time consuming and costly. Without the delay and cost inherent in holding Shareholder meetings, ALPS Advisors would be able to act more quickly to appoint a new sub-adviser if and when the Board and ALPS Advisors believe that the appointment would benefit the Fund. The Board believes that granting ALPS Advisors (subject to review and approval by the Board) maximum flexibility to recommend the selection of sub-advisers, without incurring the delay or expense of seeking Shareholder approval, is in the best interest of the Funds because it will allow each Fund to operate more efficiently.

In addition, the Board believes that it is appropriate to vest the selection of sub-advisers in ALPS Advisors for recommendation to the Board (subject to review and approval by the Board) in light of ALPS Advisors’ investment advisory expertise and its experience in selecting and monitoring sub-advisers. The Board believes that if in the future it becomes appropriate to add or change a sub-adviser to a Fund, it can access this expertise and experience of ALPS Advisors in ways that can add value to the Fund and its Shareholders.

Finally, the Board believes that it will retain sufficient oversight of each Fund’s sub-advisory arrangements to seek to ensure that Shareholders’ interests are protected whenever ALPS Advisors recommends a sub-adviser or a modification of a sub-advisory agreement. The Board will continue to evaluate and to approve all proposed sub-advisory agreements, as well as any proposed modifications to existing sub-advisory agreements. In doing so, the Trustees will analyze such factors that they consider to be relevant to the determination. The terms of each sub-advisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Exemptive Order would provide relief.

No new sub-advisory arrangements or changes to any Fund’s existing sub-advisory arrangement are being recommended in connection with the Transaction or the approval of the Manager of Managers Proposal

Required Vote

Shareholders of each Fund will vote separately. For each Fund, the presence in person or by proxy of thirty percent (30%) of a Fund’s shares that are entitled to vote constitutes a quorum with respect to such Fund.

Approval of the Manager of Managers Proposal with respect to a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Policies for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from its Policy Owners. Neither the SEC nor the Insurance Companies require any specific minimum percentage of Policy Owners to vote in order for an Insurance Company to echo vote the remaining unvoted votes. As a consequence, the presence at the Meeting of a small number of the participating Insurance Companies could be sufficient to constitute a quorum even if only a small percentage of the shares owned by such Insurance Company are subject to voting instructions from Policy Owners. The vote could similarly be influenced by a voting instructions received from a small percentage of Policy Owners.

If Shareholders of a Fund approve the Manager of Managers Proposal, and the SEC Exemptive Order is granted, the Manager of Managers Proposal will take effect whether or not the Transaction is consummated.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 3.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, no Shareholder owned, beneficially or of record, more than 5% of any class of shares of any Fund, except as provided in Appendix K.

As of April 2, 2018, the percentage of shares owned by the Trust’s Trustees and officers, individually and as a group, did not exceed 1% of the outstanding shares of any of the Funds.

Other Information

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of DST or its subsidiaries, or any Sub-Adviser or its parent or subsidiaries.

As of December 31, 2017, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of ALPS Advisors, any Sub-Adviser or any person controlling, controlled by or under common control with any such entity.

An interested trustee of the Trust and officers of the Funds are officers and employees of ALPS Advisors and/or its affiliates and may own interests in DST. Such trustee and officers will receive a portion of the merger consideration based on their respective share ownership in DST, which portion is, in the aggregate, expected to be less than 0.1% of the total consideration paid to all stockholders of DST.

Payment of Solicitation Expenses

ALPS Advisors and/or its affiliates will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. ALPS Advisors or an affiliate of ALPS Advisors has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Funds, at an estimated cost of $3,200,000 (in the aggregate for the Funds and certain other funds advised by ALPS Advisors conducting similar proxy solicitations) plus any out-of-pocket expenses. Such expenses will be paid by ALPS Advisors and/or its affiliates. Among other things, Computershare will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws. ALPS Advisors or its affiliates will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to Shareholders.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the applicable Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 1-866-526-4094.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of Shareholders, and the Trust generally does not hold a meeting of Shareholders in any year, unless certain specified Shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of Shareholders’ meetings, as well as the related expenditure of staff time.

A Shareholder desiring to submit a proposal intended to be presented at any meeting of Shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a Shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a Shareholder proposal to be considered at a Shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on May 31, 2018

The Proxy Statement is available on the internet at [ ].

Reports to Shareholders and Financial Statements

The annual report to Shareholders of each Fund, including financial statements of the Fund, have previously been sent to Fund Shareholders. Upon request, each Fund’s most recent annual report can be obtained at no cost. To request a report for a Fund, please call 1-866-432-2926, write to ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 8020, or visit www.alpsfunds.com.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to Shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from Shareholders.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Funds at 1-866-432-2926. You may also notify the Funds in writing at ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of a Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. The number of outstanding shares of each class of each Fund, as of the close of business on the Record Date, is included in Appendix A to this Proxy Statement.

Shares of each Fund are offered only to participating insurance companies and their separate accounts, and certain qualified pension and retirement plans. As of the Record Date, separate accounts established by Insurance Companies were the shareholders of record of each Fund. In accordance with its view of present applicable law, it is expected that each Insurance Company will vote the shares held by its separate account at the Meeting in accordance with instructions received from Policy Owners for whose accounts the shares are held. Policy Owners who have selected a Fund for investment have a beneficial interest in such Fund, but do not invest directly in or hold shares of the Fund. Accordingly, this Proxy Statement is intended to be used by each Insurance Company in obtaining voting instructions from Policy Owners.

Each Fund’s Shareholders will vote separately on each proposal with respect to that Fund. If you are a Shareholder of more than one Fund, you will be voting on each proposal separately with respect to each Fund in which you hold shares.

Each proxy solicited by the Board of Trustees that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For each proposal, the Funds understand that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract and other material matters. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the proposals. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal will be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter. Abstentions and broker non-votes will have the effect of a vote against each proposal.

There are no dissenters’ rights of appraisal in connection with any vote to be taken at the Meeting.

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a Shareholder of record of a Fund on the Record Date, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact [ ] at 1-###-###-#### to obtain directions to the site of the Meeting.

Quorum; Adjournment

For each Fund, the presence in person or by proxy of thirty percent (30%) of a Fund’s shares that are entitled to vote constitutes a quorum for the transaction of business by Shareholders of that Fund at the Meeting. The Meeting may be held for any Fund for which a quorum is present irrespective that a quorum may not be achieved for the Meeting of any other Fund. In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received, the chair of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on one or more of the proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact Computershare at (866) 526-4094 (toll-free). Representatives are available Monday through Friday, [ ] a.m. Eastern time to [ ] p.m. Eastern time and Saturday, [ ] a.m. Eastern time to [ ] p.m. Eastern time.

Required Vote

Shareholders of each Fund will vote separately to approve the New Advisory Agreement, the New Sub-Advisory Agreement (if applicable) and the Manager of Managers Proposal for such Fund.

Approval of each proposal by a Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Insurance Companies will vote all of the shares of the Funds, including shares held by the Insurance Companies, in proportion to the voting instructions received from the respective Policy Owners. This means that they will vote each Fund’s shares for which no timely instructions are received in proportion to the instructions they do receive, and that proxies which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposals. An Insurance Company will also vote any shares in its general accounts which are not attributable to Policy Owners in the same proportion as it votes shares held in all of the Insurance Company’s registered separate accounts, in the aggregate. As a result, with no minimum amount of instructed shares being required, a minority of Policy Owners could, in practice, determine the outcome of the vote on the proposals.

If Shareholders of a Fund approve the New Advisory Agreement and, as applicable, the New Sub-Advisory Agreement for such Fund, their effectiveness is conditioned upon the Closing (and the effectiveness of each New Sub-Advisory Agreement for a Fund is conditioned upon approval of the New Advisory Agreement by Shareholders of such Fund). If the Closing does not occur, the Existing Advisory Agreements and the Existing Sub-Advisory Agreements will remain in effect.

If Shareholders of a Fund approve the Manager of Managers Proposal, and the SEC Exemptive Order is granted, the Manager of Managers Proposal will take effect whether or not the Transaction is consummated.

Appendix List

Appendix A – Shares Outstanding
Appendix B – Dates Relating to Existing Advisory Agreements
Appendix C – Advisory Fee Rates
Appendix D – Advisory Fees and Other Fees Paid
Appendix E – Information Regarding Officers and Directors of ALPS Advisors
Appendix F – Dates Relating to Existing Sub-Advisory Agreements
Appendix G – Sub-Advisory Fee Rates
Appendix H – Sub-Advisory Fees and Other Fees Paid
Appendix I – Information About the Sub-Advisers
Appendix J – Comparable Funds
Appendix K – Principal Holders
Appendix L – Form of New Advisory Agreement
Appendix M – Forms of New Sub-Advisory Agreements

Appendix A

Shares Outstanding

Fund	Total Number of Outstanding Shares
ALPS | Alerian Energy Infrastructure Portfolio	Class I
Class III
ALPS | Red Rocks Listed Private Equity Portfolio	Class I
Class III
ALPS | Stadion Core ETF Portfolio	Class I
Class III
ALPS | Stadion Tactical Growth Portfolio	Class I
Class III
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class I
Class II
Morningstar Balanced ETF Asset Allocation Portfolio	Class I
Class II
Morningstar Conservative ETF Asset Allocation Portfolio	Class I
Class II
Morningstar Growth ETF Asset Allocation Portfolio	Class I
Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class I
Class II

A-1

Appendix B

Dates Relating to Existing Advisory Agreements

Fund	Date of Existing Advisory Agreement	Date Existing Advisory Agreement Last Approved by Shareholders	Date Existing Advisory Agreement Last Approved For Continuance of Board
ALPS | Alerian Energy Infrastructure Portfolio	4/30/2013	4/30/2013	3/5/2018
ALPS | Red Rocks Listed Private Equity Portfolio	9/30/2014	9/30/2014	3/5/2018
ALPS | Stadion Core ETF Portfolio	4/30/2014	4/30/2014	3/5/2018
ALPS | Stadion Tactical Growth Portfolio	4/30/2015	4/30/2015	3/5/2018
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	11/1/2011	10/14/2011	3/5/2018
Morningstar Balanced ETF Asset Allocation Portfolio	11/1/2011	10/14/2011	3/5/2018
Morningstar Conservative ETF Asset Allocation Portfolio	11/1/2011	10/14/2011	3/5/2018
Morningstar Growth ETF Asset Allocation Portfolio	11/1/2011	10/14/2011	3/5/2018
Morningstar Income and Growth ETF Asset Allocation Portfolio	11/1/2011	10/14/2011	3/5/2018

B-1

Appendix C

Advisory Fee Rates

ALPS | Alerian Energy Infrastructure Portfolio

Contractual Advisory Fee Rate: 0.70%

Advisory Fee Waivers: ALPS Advisors has contractually agreed to waive the management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution and/or service (12b-1) Fees, Shareholder Service Fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.80% of either Class I or Class III shares average daily net assets through April 29, 2019.

ALPS | Red Rocks Listed Private Equity Portfolio

Contractual Advisory Fee Rate: 0.90%

Advisory Fee Waivers: ALPS Advisors has contractually agreed to waive its management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.95% of the Portfolio’s Class I or Class III shares average daily net assets through April 29, 2019.

ALPS | Stadion Core ETF Portfolio

Contractual Advisory Fee Rate: 0.50%

Advisory Fee Waivers: ALPS Advisors and the Sub-Adviser have contractually agreed to jointly waive its management fee and sub-advisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.65% of the Portfolio’s Class I or Class III shares average daily net assets through April 29, 2019.

ALPS | Stadion Tactical Growth Portfolio

Contractual Advisory Fee Rate: 0.75%

Advisory Fee Waivers: ALPS Advisors and the Sub-Adviser have contractually agreed to jointly waive its management fee and sub-advisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.80% of the Portfolio’s Class I or Class III shares average daily net assets through April 29, 2019.

Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Morningstar Balanced ETF Asset Allocation Portfolio
Morningstar Conservative ETF Asset Allocation Portfolio
Morningstar Growth ETF Asset Allocation Portfolio
Morningstar Income and Growth ETF Asset Allocation Portfolio

Contractual Advisory Fee Rate: 0.45%

Advisory Fee Waivers: ALPS Advisors and the Sub-Adviser have contractually agreed to jointly waive the management fee and sub-advisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.53% of the Class I or Class II shares average daily net assets through April 29, 2019.

C-1

Appendix D

Advisory Fees and Other Fees Paid

Fund	Fiscal Year End	Advisory Fee Before Waiver	Fees Waived or Reimbursed by ALPS Advisors	Net Advisory Fee Paid to ALPS Advisors After Waiver	Distribution and/or Service Fees paid to Distributor	Other Fees paid to ALPS Advisors or its Affiliates
ALPS | Alerian Energy Infrastructure Portfolio	12/31	$612,994	$21,121	$591,873	$435,850	—
ALPS | Red Rocks Listed Private Equity Portfolio	12/31	$150,923	$66,698	$84,225	$83,297	—
ALPS | Stadion Core ETF Portfolio	12/31	$37,514	$25,406	$12,108	$33,226	—
ALPS | Stadion Tactical Growth Portfolio	12/31	$37,152	$26,664	$10,488	$24,673	—
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	12/31	$408,398	$11,477	$396,921	$117,312	—
Morningstar Balanced ETF Asset Allocation Portfolio	12/31	$859,216	—	$859,216	$417,275	—
Morningstar Conservative ETF Asset Allocation Portfolio	12/31	$160,234	$15,500	$144,734	$79,350	—
Morningstar Growth ETF Asset Allocation Portfolio	12/31	$952,609	—	$952,609	$327,350	—
Morningstar Income and Growth ETF Asset Allocation Portfolio	12/31	$365,964	$7,379	$358,585	$190,491	—

D-1

Appendix E

Information Regarding Officers and Directors of ALPS Advisors

The principal executive officer and directors of ALPS Advisors are:

Name	ALPS Advisors/Affiliated Entity Name	Position(s) with ALPS Advisors or Affiliated Entity
Edmund J. Burke	ALPS Advisors	President, Director
Jeremy O. May	ALPS Advisors	Executive Vice President, Director

The following officers or Trustees of the Funds are officers, employees, directors, general partners or shareholders of ALPS Advisors or its affiliates:

Name	Title with the Funds	Title with ALPS Advisors
Jeremy Held	President	Senior Vice President, Director of Research
Jeremy O. May	Treasurer	Executive Vice President, Director
Erin D. Nelson	Chief Compliance Officer	Senior Vice President, Chief Compliance Officer
Andrea E. Kuchli	Secretary	Vice President, Senior Counsel
Sareena Khwaja-Dixon	Assistant Secretary	Vice President, Senior Counsel

E-1

Appendix F

Dates Relating to Existing Sub-Advisory Agreements

Fund	Date of Existing Sub-Advisory Agreement	Date Existing Sub-Advisory Agreement Last Approved by Shareholders	Date Existing Sub-Advisory Agreement Last Approved For Continuance of Board
ALPS | Red Rocks Listed Private Equity Portfolio	7/31/2015	9/30/2014	3/5/2018
ALPS | Stadion Core ETF Portfolio	4/30/2014	4/30/2014	3/5/2018
ALPS | Stadion Tactical Growth Portfolio	3/11/2015	4/30/2015	3/5/2018
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	11/01/2011	10/14/2011	3/5/2018
Morningstar Balanced ETF Asset Allocation Portfolio	11/01/2011	10/14/2011	3/5/2018
Morningstar Conservative ETF Asset Allocation Portfolio	11/01/2011	10/14/2011	3/5/2018
Morningstar Growth ETF Asset Allocation Portfolio	11/01/2011	10/14/2011	3/5/2018
Morningstar Income and Growth ETF Asset Allocation Portfolio	11/01/2011	10/14/2011	3/5/2018

F-1

Appendix G

Sub-Advisory Fee Rates

ALPS | Red Rocks Listed Private Equity Portfolio

Contractual Advisory Fee Rate:	0.57% on average daily net assets from $0 to $200 million
0.52% on average daily net assets from $200 million up to $500 million
0.47% on average daily net assets over $500 million

Advisory Fee Waivers:	N/A

ALPS | Stadion Core ETF Portfolio

Contractual Advisory Fee Rate:	Two-thirds of the applicable advisory fee rate (0.33%)

Advisory Fee Waivers: ALPS Advisors and the Sub-Adviser have contractually agreed to jointly waive its management fee and sub-advisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.65% of the Portfolio’s Class I or Class III shares average daily net assets through April 29, 2019.

ALPS | Stadion Tactical Growth Portfolio

Contractual Advisory Fee Rate:	Two-thirds of the applicable advisory fee rate (0.5%)

Advisory Fee Waivers: ALPS Advisors and the Sub-Adviser have contractually agreed to jointly waive its management fee and sub-advisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.80% of the Portfolio’s Class I or Class III shares average daily net assets through April 29, 2019.

Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Morningstar Balanced ETF Asset Allocation Portfolio
Morningstar Conservative ETF Asset Allocation Portfolio
Morningstar Growth ETF Asset Allocation Portfolio
Morningstar Income and Growth ETF Asset Allocation Portfolio

Contractual Advisory Fee Rate:	0.15%

Advisory Fee Waivers: ALPS Advisors and the Sub-Adviser have contractually agreed to jointly waive the management fee and sub-advisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.53% of the Class I or Class II shares average daily net assets through April 29, 2019.

G-1

Appendix H

Sub-Advisory Fees and Other Fees Paid

Fund	Fiscal Year End	Sub-Advisory Fees Before Waiver	Fees Waived or Reimbursed by the Sub-Adviser	Net Sub-Advisory Fee Paid to the Sub-Adviser After Waiver	Other Fees paid to the Sub-Adviser or its Affiliates
ALPS | Red Rocks Listed Private Equity Portfolio	12/31	$95,615	—	$95,615	—
ALPS | Stadion Core ETF Portfolio	12/31	$25,041	$16,895	$8,146	—
ALPS | Stadion Tactical Growth Portfolio	12/31	$24,776	$17,776	$6,999	—
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	12/31	$136,133	$5,738	$130,395	—
Morningstar Balanced ETF Asset Allocation Portfolio	12/31	$286,405	—	$286,405	—
Morningstar Conservative ETF Asset Allocation Portfolio	12/31	$54,411	$7,750	$46,661	—
Morningstar Growth ETF Asset Allocation Portfolio	12/31	$317,536	—	$317,536	—
Morningstar Income and Growth ETF Asset Allocation Portfolio	12/31	$121,988	$3,689	$118,299	—

H-1

Appendix I

Information About the Sub-Advisers

About Red Rocks Capital LLC

Red Rocks Capital LLC (“Red Rocks”) is located at 1290 Broadway, Suite 1100, Denver, CO 80203 . Red Rocks has developed and maintains a Listed Private Equity Index . Red Rocks also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies and intends to select Listed Private Equity Companies for the Fund, and their respective weightings within the Fund, based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, concentration of underlying assets, liquidity and the need for diversification among underlying assets (i.e., industry sectors, geographic locations, stage of investment and vintage year). As of December 31, 2017, Red Rocks had investment management authority with respect to approximately $ 237 million in assets. Red Rocks is a wholly owned subsidiary of ALPS Advisors.

The principal executive officers and directors of Red Rocks Capital LLC are:

Name	Position(s) with Red Rocks
Edmund J. Burke	Manager
Gregg Wm. Givens	Vice President, Treasurer and Assistant Secretary
Randall D. Young	Secretary
Douglas W. Fleming	Assistant Treasurer
Richard C. Noyes	Assistant Secretary
Jeremy Held	Senior Vice President
Erin Nelson	Chief Compliance Officer
Troy Duran	Chief Financial Officer
Glenn Dreiling	Vice President, Operations
Richard Baker	Vice President, Marketing & Business Development
Kirk McCowan	Vice President, Portfolio Manager
Andrew Drummond	Vice President, Portfolio Manager

About Stadion Money Management, LLC

Stadion Money Management, LLC (“Stadion”), a registered investment adviser located at 1061 Cliff Dawson Road, Watkinsville, Georgia, is a Delaware limited liability company controlled by certain investment entities controlled and managed by TA Associates, L.P. Stadion was organized in April 2011 through a corporate reorganization whereby Stadion Money Management, Inc., Stadion’s predecessor firm, contributed substantially all of its business to Stadion in exchange for interests in Stadion. The executives and members of the advisory staff of Stadion have extensive experience in managing investments for clients including individuals, corporations, non-taxable entities and other business and private accounts since Stadion Money Management, Inc. was founded in 1993. Total assets under management in accounts where Stadion has discretionary authority were approximately $3.3 billion as of December 31, 2017.

Certain investment entities controlled and managed by TA Associates, LP own, in the aggregate, a [ ]% interest in Stadion. Stadion Money Management Inc. (“Stadion, Inc.”) owns the remaining [ ]%. Timothy Chapman is the principal owner of Stadion, Inc.

The principal executive officers and directors of Stadion Money Management, LLC are:

Name	Position(s) with Stadion
Judson Doherty	President, Chief Executive Officer
Timothy Chapman	Executive Chairman
Michael Isaac	Chief Compliance Officer
Bradley Thompson	Chief Investment Officer
Michael Chlan	Chief Technology Officer/Chief Operating Officer
Roger Kafker	Elected Manager
Michael Burns	Elected Manager
Duane Bernt	Chief Financial Officer

I-1

About Morningstar Investment Management LLC

Morningstar Investment Management LLC (“Morningstar”), a registered investment adviser located at 22 W. Washington Street, Chicago, IL 60602, is a wholly owned subsidiary of Morningstar, Inc. and a leading authority on asset allocation with expertise in capital market expectations and portfolio implementation. Approaching portfolio construction from the top-down through a research-based investment process, its experienced consultants and portfolio managers serve mutual fund firms, banks, broker-dealers and insurance companies worldwide. Morningstar’s methodologies and services address all investment phases, from accumulation to retirement and the transition between the two. Rooted in academic research, Morningstar’s portfolio development process establishes the foundation for all of its investment management services. Bridging the gap between theory and practice, the process enables Morningstar consultants and portfolio managers to build robust portfolios for institutions and investors based on sound asset allocation principles. Total assets under management in accounts where Morningstar has discretionary authority were approximately $78.9 billion as of December 31, 2017.

The principal executive officers and directors of Morningstar Investment Management LLC are:

Name	Position(s) with Morningstar
Daniel Needham	President
D. Scott Schilling	Secretary and Chief Compliance Officer
Matt Radgowski	Managing Director

Officers and Trustees of the Funds

The following officers or Trustees of the Funds are officers, employees, directors, general partners or shareholders of the Sub-Advisers or their affiliates:

Name	Title with the Funds	Sub-Adviser	Title with the Sub-Adviser
Jeremy Held	Trustee and President	Red Rocks Capital LLC	Senior Vice President
Erin D. Nelson	Chief Compliance Officer	Red Rocks Capital LLC	Chief Compliance Officer

I-2

Appendix J

Comparable Funds

The following table sets forth information regarding other registered investment companies or series thereof (other than the Trust and the Funds) managed by ALPS Advisors or a Sub-Adviser that have similar investment objectives to a Fund.

Fund	Adviser/Sub-Adviser	Comparable Fund	Comparable Fund Contractual Fee Rate		Comparable Fund Waivers	Comparable Fund Net Assets (as of December 31, 2017)
ALPS | Stadion Tactical Growth Portfolio	Stadion Money Management, LLC	Stadion Tactical Growth Fund	0.75%	First $150M: 1.25% Next $350M: 1.00% Over $500M: 0.85%	(1)	$423.3 million
ALPS | Red Rocks Listed Private Equity Portfolio	ALPS Advisors/Red Rocks Capital LLC	ALPS | Red Rocks Listed Private Equity Fund	0.90%	0.85%	(2)	$215.6 million

(1)	Stadion has entered into an Expense Limitation Agreement with the Stadion Tactical Growth Fund, under which Stadion has contractually agreed to waive or reduce its fees and to assume other expenses of the Stadion Tactical Growth Fund, if necessary, in an amount that limits annual operating expenses of Class A shares, Class C shares, Class I shares and Class T shares of the Funds (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, payments, if any, under the Rule 12b-1 Plan and Acquired Fund Fees and Expenses) to not more than 1.30% of the average daily net assets allocable to each Class until October 1, 2018. Pursuant to the Expense Limitation Agreement with the Stadion Tactical Growth Fund, if Stadion so requests, any Fund Operating Expenses waived or reimbursed by Stadion pursuant to the Expense Limitation Agreement that had the effect of reducing Fund Operating Expenses from 1.70% (or lower) to 1.30% within the most recent three years prior to recoupment shall be repaid to Stadion by the Stadion Tactical Growth Fund; provided, however, that the total annual Fund Operating Expenses for the applicable following year, after giving effect to the repayment, shall not exceed 1.30% of the average daily net assets of the Stadion Tactical Growth Fund (or any lower expense limitation or limitations to which the parties may otherwise agree).

(2)	ALPS Advisors and Red Rocks have agreed contractually to limit the amount of the ALPS | Red Rocks Listed Private Equity Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.25% of the fund’s average daily net assets. The expense agreement is in effect through February 28, 201 9. ALPS Advisors and Red Rocks will be permitted to recover, on a class-by-class basis, expenses they have borne through the expense agreement to the extent that the fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fees and expenses were deferred. ALPS Advisors and Red Rocks may not discontinue this waiver prior to February 28, 201 9 without the approval of the fund’s Board of Trustees.

J-1

Appendix K

Principal Holders

The following chart lists each Shareholder or group of Shareholders who beneficially (or of record) owned more than 5% of any Fund as of April 2, 2018.

Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling Shareholder’s vote could have a more significant effect on matters presented to Shareholders for approval than the vote of other Fund Shareholders.

Fund	Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned

K-1

Appendix L

 Form of the New Advisory Agreement

ALPS VARIABLE INVESTMENT TRUST

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this day of , 20 , by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and ALPS Variable Investment Trust, a Delaware statutory trust (the “Trust”), regarding the Portfolio(s) listed in Appendix A (the “Portfolios”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of the Adviser. The Trust desires to employ each Portfolio’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust dated July 26, 2000, and in such Portfolio’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Portfolios. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.	Declaration of Trust;

b.	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as Adviser to the Portfolios and approving the form of this Agreement; and

d.	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable Sub-Advisers: (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage the each Portfolio’s portfolio and furnish a continual investment program for each Portfolio in accordance with such Portfolio’s investment objective and policies as described in such Portfolio’s Prospectus; (c) make investment decisions for each Portfolio; (d) provide each Portfolio with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for each Portfolio; what securities shall be held or sold by each Portfolio, and allocate assets of each Portfolio to separate sub-accounts of the approved Sub-Advisers, and determine what portion of each Portfolio’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Portfolios. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Portfolios may hold or contemplate purchasing. The appointment of Sub-Advisors shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust.

The Adviser will keep the Trust informed of developments materially affecting any Portfolio’s portfolio, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or any Portfolio, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Portfolios. The Adviser will not be required to pay any investment advisory related expenses of the Portfolios other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Portfolios will be required to pay brokerage and other expenses of executing Portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business.

5. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee in the amount set forth in Appendix A.

6. Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the any Portfolio and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by a Portfolio or the size of the position purchased or sold by a Portfolio. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Portfolios in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of portfolio securities for the account of any Portfolio, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Portfolio’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for each Portfolio the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of each Portfolio that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Portfolio than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for each Portfolio with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to each Portfolio and/or other accounts over which the Adviser exercises investment discretion.

8. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9. Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Portfolios in accordance with the Portfolio’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

10. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of each Portfolio, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”, “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

To the Trust or a Portfolio at:

ALPS Variable Investment Trust

1290 Broadway, Suite 1100

Denver, CO 80203

13. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

14. Miscellaneous. Neither the holders of shares of the Portfolios nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.	ALPS VARIABLE INVESTMENT TRUST

By:	By:
Name:	Name:
Title:	Title:

APPENDIX A

As consideration for the Adviser’s services to each of the Portfolios listed below, the Adviser shall receive from each Portfolio a unitary fee, accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days) of the applicable fee rate and payable monthly as soon as practicable after the last day of each month, of the following annual percentages of the Fund’s daily net assets during the month.

Portfolio	Annual Percentage of Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date
ALPS/Alerian Energy Infrastructure Portfolio	0.70%
ALPS/Red Rocks Listed Private Equity Portfolio	0.90%
ALPS/Stadion Core ETF Portfolio	0.50%
ALPS/Stadion Tactical Growth Portfolio	0.75%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.45%
Morningstar Growth ETF Asset Allocation Portfolio	0.45%
Morningstar Balanced ETF Asset Allocation Portfolio	0.45%
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.45%
Morningstar Conservative ETF Asset Allocation Portfolio	0.45%

Appendix M

Forms of New Sub-Advisory Agreements

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of this day of , 2018 by and among ALPS Advisors, Inc. (the “Adviser”), Morningstar Investment Management LLC (the “Sub-Adviser”), and ALPS Variable Investment Trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Investment Advisory Agreement dated as of , 2018, between the Adviser and the Trust, the Adviser acts as investment adviser for the portfolios listed on Appendix A attached hereto (each a “Portfolio”, and collectively, the “Portfolios”); and

WHEREAS, the Adviser and the Trust each desire to retain the Sub-Adviser to provide investment advisory services to the Trust in connection with the management of all or a portion of the assets of the Portfolios, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1. (a) Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall recommend a continuous investment allocation program for the Portfolios in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in such Portfolio’s Prospectus(es) (such Prospectus(es) and Statement(s) of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Sub-Adviser shall provide supervision of each of the Portfolio’s investments and shall recommend, from time to time, the allocation of the assets of a Portfolio by specific investment style mandate (referred to herein as a “Portfolio Account”) to the Adviser for execution of the trades.

(ii) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees and will conform and comply with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(iii) The Sub-Adviser at its expense will make available to the Trustees of the Portfolios and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding a Portfolio Account and to consult with the Trustees of the Portfolios and Adviser regarding each Portfolio’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Adviser and the Trust.

(iv) The Sub-Adviser at its expense will provide the Adviser and/or the Trust’s Chief Compliance Officer with such compliance reports relating to its duties under this Agreement as may be requested from time to time. Notwithstanding the foregoing, the Sub-Adviser will promptly report to the Adviser and the Trust any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser’s compliance policies and procedures that pertain to the Portfolios, as well as any change in portfolio manager(s) of the Portfolios.

(v) The Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A¬-1 under the Investment Advisers Act of 1940 and has provided the Adviser and the Trustees of the Fund a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than quarterly, the Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser’s last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser’s code of ethics are reasonably designed to prevent “access persons” from violating the code of ethics.

(vi) The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. Adviser will provide such documents to Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser or the Trust may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

(vii) The Sub-Adviser shall maintain all books and records with respect to each Portfolio’s portfolio transactions required by subparagraphs (b)(10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trust’s Board of Trustees may reasonably request.

(viii) (A) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(B) Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser’s officers or employees.

(C) The Sub-Adviser shall keep each Portfolio’s books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio’s request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

(ix) Sub-Adviser will not be responsible for proxy voting, regulatory filings (except as set forth below for review and comment); or FINCEN reporting.

2. The Adviser shall continue to have responsibility for all services to be provided to each Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement.

3. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Certified resolutions of the Trust’s Board of Trustees authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

(b) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended on Form N-1A (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”) relating to each Portfolio and shares of the Portfolio’s beneficial shares, and all amendments thereto; and

(c) Prospectus(es) of each Portfolio.

4.  For the services to be provided by the Sub-Adviser pursuant to this Agreement for each Portfolio, the Adviser will pay to the Sub-Adviser as full compensation therefore a fee at an annual rate of the Portfolio’s average daily net assets, as set forth in the attached Fee Schedule. The fee will be paid to the Sub-Adviser from the Adviser’s advisory fee from each Portfolio. This fee will be computed daily and paid to the Sub-Adviser monthly.

5. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Portfolios or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6.  As long as Sub-Advisor is acting as Sub-Advisor under the terms of this Agreement, the Advisor and the Trust and its Portfolios will have the right to utilize the Morningstar name free of charge in connection with the Trust or the Portfolios. Where this Agreement has remained in effect for at least five (5) years, in the event that this Agreement is canceled by Morningstar, Advisor and the Trust and its Portfolios will be permitted to continue to utilize the Morningstar name in connection with the Trust or the Portfolios for at least 6 months (6) months following termination of this Agreement without charge to the Advisor, the Trust or its Portfolios.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act provided, however, that this Agreement may be terminated (a) by a Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. This Agreement shall terminate automatically and immediately in the event of its assignment. As used in this Section 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

8. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser’s partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Portfolio, the Trust or the public that refers to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed upon) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first-class mail, electronic mail or overnight delivery service, facsimile transmission equipment or hand delivery.

10. No Trustee or Shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

11. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of the applicable Portfolio or Portfolios.

12. This Agreement shall be governed by the laws of the state of Delaware; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; all such counterparts shall, together, constitute only one instrument.

14. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Attention: General Counsel

To the Sub-Adviser at:

Morningstar Investment Management LLC

22 W. Washington Street

Chicago, IL 60602

Attention: President

To the Trust or the Portfolios at:

ALPS Variable Investment Trust

1290 Broadway, Suite 1100

Denver, CO 80203

Attention: Secretary

with a copy to:

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, Colorado 80202

Attn.: Peter H. Schwartz, Esq.

16. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

ALPS ADVISORS, INC.	ALPS VARIABLE INVESTMENT TRUST

By:	By:

Name:	Name:
Title:	Title:

FEE SCHEDULE

In consideration for the services to be performed under this Agreement, the Sub-Adviser shall receive from the Adviser an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 15 basis points of each Portfolio’s daily net assets during the month.

APPENDIX A

Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Morningstar Growth ETF Asset Allocation Portfolio
Morningstar Balanced ETF Asset Allocation Portfolio
Morningstar Income and Growth ETF Asset Allocation Portfolio
Morningstar Conservative ETF Asset Allocation Portfolio

ALPS VARIABLE INVESTMENT TRUST

SUB-ADVISORY AGREEMENT

ALPS/STADION TACTICAL GROWTH PORTFOLIO

ALPS/STADION CORE ETF PORTFOLIO

AGREEMENT, dated as of , 2018 by and among ALPS Advisors, Inc. (the “Investment Adviser”), a Colorado corporation having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado, ALPS Variable Investment Trust, a Delaware statutory trust (the “Trust”), on behalf of the portfolios listed in Appendix A hereto, as amended from time to time, each a series of the Trust (each, a “Portfolio” and collectively, the “Portfolios”), and Stadion Money Management, LLC, a Delaware limited liability company (the “Sub-Adviser”), having its principal place of business at 1061 Cliff Dawson Road, Watkinsville, Georgia.

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of , 2018 with the Trust;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Trust and the Investment Adviser desire to retain the Sub-Adviser to render investment advisory and other services to some or all of the Portfolios in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Trustees of the Trust (the “Trustees”), to select sub-advisers for each Portfolio; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser and some or all of the assets of each Portfolio.

NOW, THEREFORE, the Investment Adviser, the Trust and the Sub-Adviser agree as follows:

1.        APPOINTMENT OF THE SUB-ADVISER

The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for all or a portion of each Portfolio, and in accordance with the terms and conditions of this Agreement.

2.        ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Portfolio will be maintained in the custody of a custodian to be identified by Investment Adviser in writing (the “Custodian”). The Sub-Adviser will not have custody of any securities, cash or other assets of the Portfolio and will not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions of the Custodian arising in reasonable reliance on written instructions from the Sub-Adviser. The Custodian will be responsible for the custody, receipt and delivery of securities and other assets of the Portfolio, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Portfolio.

3.        SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A. As sub-adviser to each Portfolio, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Portfolio allocated to it hereunder and determine the composition of such assets of the Portfolio, in accordance with the terms of this Agreement, the Portfolio’s Prospectuses and Statements of Additional Information, as currently in effect and as amended or supplemented from time to time, and subject to the direction, supervision and control of the Investment Adviser and the Trustees of the Trust. Prior to the commencement of the Sub-Adviser’s services hereunder, the Investment Adviser shall provide the Sub-Adviser with current copies of the Portfolio’s Prospectuses and Statements of Additional Information (“SAI”). The Investment Adviser shall promptly provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Portfolio’s Prospectuses and Statements of Additional Information, and the Sub-Adviser will not need to comply until a copy has been provided to the Sub-Adviser. The Investment Adviser shall highlight changes to the Portfolio’s investment objective, policies or restrictions in any supplements, revisions or updated prospectus or SAI to facilitate compliance with such policies.

B. The Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Portfolio with or through such brokers, dealers or banks as the Sub-Adviser may select and, subject to Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), review by the Adviser and the Trustees, and other applicable law, may pay commissions on transactions in excess of the amount of commissions another broker or dealer would have charged. The Sub-Adviser will seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in the Portfolio with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser if, in the Sub-Adviser’s reasonable judgment, such aggregation shall, over time, result in an overall economic benefit to the Portfolio in accordance with the Sub-Adviser’s policies and procedures. A copy of these policies and procedures has been provided to the Investment Adviser.

C. The Investment Adviser understands and agrees that the Sub-Adviser performs investment management services for various clients and may take action with respect to any of its other clients, which action may differ from action taken or from the timing or nature of action taken by the Sub-Adviser for the Portfolio. The Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may effect transactions for the Portfolio at the same or similar times.

D. The Sub-Adviser will provide the Investment Adviser with copies of the Sub-Adviser’s current policies and procedures adopted in accordance with Rule 206(4)-7 under the Advisers Act. Only to the extent that the Portfolio(s) are required by the 1940 Act to adopt or ratify the Sub-Adviser’s specific policy or procedure, the Investment Adviser will submit such policy or procedure to the Trust’s Board of Trustees for adoption or ratification by each of the Portfolios, with such modifications or additions thereto as the Board of Trustees or the Investment Adviser may recommend subject to the concurrence of the Sub-Adviser.

E. The Sub-Adviser will maintain and preserve all accounts, books and records with respect to the assets of the Portfolio allocated to it as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13D, 13F and 13G of the Exchange Act solely on its own behalf (and those filings remain the property of the Sub-Adviser), with respect to its investments or holdings. The Portfolio or the Investment Adviser may have its own filing obligation with respect to Forms 13D, 13F, or 13G under the Exchange Act. The records relating to the services provided under this Agreement shall be the property of the Portfolio. The Portfolio, Sub-Adviser or Adviser shall have the right to copies of such records if required under applicable law.

F. The Sub-Adviser will, unless and until otherwise directed by the Investment Adviser, exercise all investment rights of security holders with respect to securities held by each Portfolio, including, but not limited to: voting, or causing to be voted, proxies in accordance with the Sub-Adviser’s then-current proxy voting policies. Notwithstanding anything else to the contrary in this Agreement, Sub-Adviser will not compile or file claims or take any related actions on behalf of the Portfolio or Investment Adviser in any class action, bankruptcy or other legal proceeding related to securities currently or previously held in the Portfolio, and the Sub-Adviser shall have no liability therefor. However, Sub-Adviser shall provide factual information in its possession regarding the Portfolio and the services provided by the Sub-Adviser hereunder as the Portfolio or Investment Adviser may reasonably request with respect to any such action or proceeding.

G. The Sub-Adviser will make available and provide to the Investment Adviser information concerning the Sub-Adviser required by the Portfolio in the preparation of registration statements, reports and other documents (collectively, “Securities Filings”) where such information is required by federal and state securities laws or as may be reasonably requested by the Portfolio or the Investment Adviser for use in the preparation of such Securities Filings or other materials necessary or helpful for the distribution of the Portfolio’s shares (“Marketing Materials”), subject to the express use of name approval rights of the Sub-Adviser pursuant to Section 14 of this Agreement. Subject to paragraph 5 of this Agreement, the Portfolio, Trust, Investment Adviser or principal underwriter shall be solely responsible for the compliance of all Securities Filings and Marketing Materials with applicable laws and rules, including those of any applicable self-regulatory organization, and Sub-Adviser shall have no liability therefor.

H. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Portfolio’s Prospectuses and Statements of Additional Information and with the reasonable instructions and directions of the Investment Adviser and of the Board of Trustees and will conform and comply with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

I. The Sub-Adviser, at its expense, will make available to the Trustees and the Investment Adviser, at reasonable times and upon reasonable notice, its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Investment Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Portfolio and to consult with the Trustees of the Portfolios and Investment Adviser regarding the Portfolio’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Investment Adviser or the Trustees relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also cooperate fully with the commercially reasonable requests of counsel and auditors for, and the Chief Compliance Officers of, the Investment Adviser and the Trust; provided, however, that Sub-Adviser shall not be in violation of this Section I for any action taken or omitted by Sub-Adviser upon the recommendation or advice of its counsel.

J. The Sub-Adviser will review draft reports to shareholders of the Portfolio and other documents regarding the Portfolio provided to it by the Investment Adviser for such purpose and provide comments, if any, on a timely basis. The Investment Adviser or the Portfolio will provide such documents to the Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Investment Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Portfolio may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer under applicable law.

4.        COMPENSATION OF SUB-ADVISER

The Investment Adviser will pay the Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix B. The Investment Adviser and the Sub-Adviser agree that, in addition to and notwithstanding the regular payment schedule set forth on Appendix B, all fees shall become due and owing to the Sub-Adviser promptly after the termination date of the Sub-Adviser with respect to any Portfolio and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date. The annual base fee will be prorated for such fees owed through the termination date. In addition, the Investment Adviser shall be responsible for extraordinary expenses incurred by the Sub-Adviser in connection with the performance of its duties hereunder, including, without limitation, expenses incurred with respect to proxy voting execution, advice and reporting, and any such expenses shall become due and payable promptly upon submission of proper documentation of such expenses to the Investment Adviser.

5.        LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, bad faith or gross negligence, neither the Sub-Adviser nor any of its directors, officers, affiliates, employees or consultants (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Investment Adviser, the Portfolio or the Trust as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to each Portfolio.

B. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Portfolio and the Trust shall indemnify and hold harmless the Sub-Adviser and its Affiliates and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) of any of the foregoing (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser’s performance under this Agreement; provided however, the Portfolio and the Trust shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder.

C. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Sub-Adviser shall indemnify and hold harmless the Portfolio and the Trust, their officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Portfolio Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Portfolio Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser’s willful misconduct, bad faith or gross negligence; provided however, the Sub-Adviser shall not indemnify or hold harmless the Portfolio Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Portfolio or the Trust of a Portfolio representation or warranty made herein or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Portfolio or Trust in the performance of any of its duties or obligations hereunder.

D. Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Adviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Investment Adviser or the Trust resulting from any event beyond the reasonable control of the Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust’s property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

E. No Trustee or shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

6.        REPRESENTATIONS OF THE INVESTMENT ADVISER

The Investment Adviser represents, warrants and agrees that:

A. The Investment Adviser has been duly authorized by the Trustees of the Trust to select and engage the Sub-Adviser as contemplated herein and to delegate to the Sub-Adviser the provision of investment services to each Portfolio as contemplated hereby.

B. The Investment Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Sub-Adviser with a copy of such code of ethics.

C. The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

D. The Investment Adviser acknowledges receipt of Part 2 of the Sub-Adviser’s Form ADV at least 48 hours prior to entering into this Agreement, as required by Rule 204-3 under the Advisers Act.

E. The Investment Adviser shall provide (or cause the Custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition to assets in the portion of each Portfolio managed by the Sub-Adviser, cash requirements and cash available for investment in such portion of each such Portfolio, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder.

7.        REPRESENTATIONS OF THE TRUST

The Trust represents, warrants and agrees as follows:

A. The Portfolio is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

B. The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

C. The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s Trust Instrument, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

D. The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Adviser and the Sub-Adviser with a copy of such code of ethics.

E. This Agreement is a valid and binding Agreement of the Trust, enforceable against it in accordance with the terms hereof.

8.        REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of such code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser and the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser or the Trust, the Sub-Adviser shall provide reasonable periodic certifications regarding compliance with its Code, and annually will provide copies of internal or external assessments that include descriptions of testing of, and Sub-adviser’s compliance with its, Code of Ethics, including the Sub-Adviser’s Chief Compliance Officer’s (“CCO”) annual report required under the Advisers Act.

C. Upon written request, the Sub-Adviser shall provide a certification to the Portfolio to the effect that the Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Advisers Act.

D. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E. The Sub-Adviser acknowledges that the Investment Adviser and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser agrees not to consult with (i) other sub-advisers to a Portfolio, if any, (ii) other sub-advisers to any other portfolio of the Trust, or (iii) other sub-advisers to an investment company under common control with any Portfolio, concerning transactions for a Portfolio in securities or other assets.

F. This Agreement is a valid and binding Agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

9.        NON-EXCLUSIVITY

The services of the Sub-Adviser to the Investment Adviser, the Portfolio(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not hereby prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation.

10.        SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written advisory agreement pursuant to the 1940 Act. In particular, the Sub-Adviser may engage investment personnel associated with its control affiliates to assist it with providing its services under this Agreement, provided that Sub-Adviser will remain liable to the Trust at all times for the performance of its obligations under the Agreement, will remain responsible for the acts and omissions of such control affiliates and will provide prior notice of use of any investment personnel. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

11.        TERMINATION OF AGREEMENT

This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of (i) a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Trustees or (ii) a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated with respect to any Portfolio at any time, without the payment of any penalty, by a vote of the majority of the Trustees, by the vote of a majority of the outstanding voting securities of such Portfolio, or the Investment Adviser, in each case on not less than sixty (60) days’ prior written notice to the Sub-Adviser, and the Investment Adviser as appropriate. In addition, this Agreement may be terminated with respect to any Portfolio by the Sub-Adviser upon sixty (60) days written notice to the Investment Adviser. This Agreement will automatically terminate, without the payment of any penalty in the event (i) of its assignment (as defined in the 1940 Act), or (ii) the Investment Advisory Agreement between the Investment Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

12.        AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to any Portfolio only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Portfolio (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all the Portfolios of the Trust. Additional portfolios may be added to Appendix A by written agreement of the Investment Adviser and the Sub-Adviser.

13.        ASSIGNMENT

The Sub-Adviser shall not assign this Agreement. Any assignment (as that term is defined in the 1940 Act) of this Agreement shall result in the automatic termination of this Agreement, as provided in Section 11 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

14.        USE OF SUB-ADVISER’S NAME

In connection with the promotion and provision of information about the Portfolio or Trust, Sub-Adviser shall provide to the Trust or Investment Adviser, upon reasonable request, information relating to Sub-Adviser and its services to the Portfolio for inclusion in the Portfolio’s or the Trust’s Marketing Materials. The Trust and Investment Adviser will not use Sub-Adviser’s name or make any statements relating to Sub-Adviser or its affiliates in any such promotional or disclosure materials until Sub-Adviser has reviewed and approved the materials prior to their first use. Such approval will not be unreasonably withheld or delayed. Prior approval is not necessary for materials that merely list the Sub-Adviser as the sub-adviser to the Portfolio. The Trust and Investment Adviser may not use the logo of Sub-Adviser or any affiliate in any promotional materials without the prior approval of Sub-Adviser, which Sub-Adviser may grant or withhold in its sole discretion. Except as expressly granted in this Section 14, none of the Trust, the Portfolio and the Investment Adviser may use the Sub-Adviser’s name or logo for any other purpose without the written consent of Sub-Adviser.

15.        ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Portfolio.

16.        HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

17.        NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered if sent in accordance with this paragraph.

For:	Stadion Money Management LLC

1061 Cliff Dawson Road

Watkinsville, Georgia 30677

Attn: Michael Issac

For:	ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Attention: General Counsel

For:	ALPS Variable Investment Trust

1290 Broadway, Suite 1100

Denver, CO 80203

Attention: General Counsel

17.        SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Sections 5, 17 and 20 shall survive the termination of this Agreement.

18.        GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, without regard to the conflicts of laws provisions of that state, or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Colorado, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

19.        INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.        CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

21.        COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ALPS ADVISORS, INC.		STADION MONEY MANAGEMENT, LLC

By:		By:
	Name:		Name:
	Title:		Title:

ALPS VARIABLE INVESTMENT TRUST

By:
Name:
Title:

Appendix A

ALPS/Stadion Core ETF Portfolio

ALPS/Stadion Tactical Growth Portfolio

Appendix B

In consideration for the services to be performed under this Agreement, with respect to each Portfolio listed on Appendix A, the Sub-Adviser shall receive from the Investment Adviser from the management fee paid by the Trust to the Investment Adviser under the Investment Advisory Agreement (the “Management Fee”) an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of two-thirds of each respective Portfolio’s Management Fee.

ALPS VARIABLE INVESTMENT TRUST

SUB-ADVISORY AGREEMENT

ALPS/RED ROCKS LISTED PRIVATE EQUITY PORTFOLIO

AGREEMENT, dated as of , 2018 by and among ALPS Advisors, Inc. (the “Investment Adviser”), a Colorado corporation having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado, ALPS Variable Investment Trust, a Delaware statutory trust (the “Trust”), on behalf of the portfolios listed in Appendix A hereto, as amended from time to time, each a series of the Trust (each, a “Portfolio” and collectively, the “Portfolios”), and Red Rocks Capital LLC, a Colorado limited liability company (the “Sub-Adviser”), having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of , 2018 with the Trust;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Trust and the Investment Adviser desire to retain the Sub-Adviser to render investment advisory and other services to some or all of the Portfolios in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Trustees of the Trust (the “Trustees”), to select sub-advisers for each Portfolio; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser and some or all of the assets of each Portfolio.

NOW, THEREFORE, the Investment Adviser, the Trust and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for all or a portion of each Portfolio, and in accordance with the terms and conditions of this Agreement.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Portfolio will be maintained in the custody of a custodian to be identified by Investment Adviser in writing (the “Custodian”). The Sub-Adviser will not have custody of any securities, cash or other assets of the Portfolio and will not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions of the Custodian arising in reasonable reliance on written instructions from the Sub-Adviser. The Custodian will be responsible for the custody, receipt and delivery of securities and other assets of the Portfolio, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Portfolio.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A. As sub-adviser to each Portfolio, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Portfolio allocated to it hereunder and determine the composition of such assets of the Portfolio, in accordance with the terms of this Agreement, the Portfolio’s Prospectuses and Statements of Additional Information, as currently in effect and as amended or supplemented from time to time, and subject to the direction, supervision and control of the Investment Adviser and the Trustees of the Trust. Prior to the commencement of the Sub-Adviser’s services hereunder, the Investment Adviser shall provide the Sub-Adviser with current copies of the Portfolio’s Prospectuses and Statements of Additional Information (“SAI”). The Investment Adviser shall promptly provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Portfolio’s Prospectuses and Statements of Additional Information, and the Sub-Adviser will not need to comply until a copy has been provided to the Sub-Adviser. The Investment Adviser shall highlight changes to the Portfolio's investment objective, policies or restrictions in any supplements, revisions or updated prospectus or SAI to facilitate compliance with such policies.

B. The Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Portfolio with or through such brokers, dealers or banks as the Sub-Adviser may select and, subject to Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), review by the Adviser and the Trustees, and other applicable law, may pay commissions on transactions in excess of the amount of commissions another broker or dealer would have charged. The Sub-Adviser will seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in the Portfolio with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser if, in the Sub-Adviser's reasonable judgment, such aggregation shall, over time, result in an overall economic benefit to the Portfolio in accordance with the Sub-Adviser's policies and procedures. A copy of these policies and procedures has been provided to the Investment Adviser.

C. The Investment Adviser understands and agrees that the Sub-Adviser performs investment management services for various clients and may take action with respect to any of its other clients, which action may differ from action taken or from the timing or nature of action taken by the Sub-Adviser for the Portfolio. The Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may effect transactions for the Portfolio at the same or similar times.

D. The Sub-Adviser will provide the Investment Adviser with copies of the Sub-Adviser’s current policies and procedures adopted in accordance with Rule 206(4)-7 under the Advisers Act. Only to the extent that the Portfolio(s) are required by the 1940 Act to adopt or ratify the Sub-Adviser’s specific policy or procedure, the Investment Adviser will submit such policy or procedure to the Trust’s Board of Trustees for adoption or ratification by each of the Portfolios, with such modifications or additions thereto as the Board of Trustees or the Investment Adviser may recommend subject to the concurrence of the Sub-Adviser.

E. The Sub-Adviser will maintain and preserve all accounts, books and records with respect to the assets of the Portfolio allocated to it as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13D, 13F and 13G of the Exchange Act solely on its own behalf (and those filings remain the property of the Sub-Adviser), with respect to its investments or holdings. The Portfolio or the Investment Adviser may have its own filing obligation with respect to Forms 13D, 13F, or 13G under the Exchange Act. The records relating to the services provided under this Agreement shall be the property of the Portfolio. The Portfolio, Sub-Adviser or Adviser shall have the right to copies of such records if required under applicable law.

F. The Sub-Adviser will, unless and until otherwise directed by the Investment Adviser, exercise all investment rights of security holders with respect to securities held by each Portfolio, including, but not limited to: voting, or causing to be voted, proxies in accordance with the Sub-Adviser’s then-current proxy voting policies. Notwithstanding anything else to the contrary in this Agreement, Sub-Adviser will not compile or file claims or take any related actions on behalf of the Portfolio or Investment Adviser in any class action, bankruptcy or other legal proceeding related to securities currently or previously held in the Portfolio, and the Sub-Adviser shall have no liability therefor. However, Sub-Adviser shall provide factual information in its possession regarding the Portfolio and the services provided by the Sub-Adviser hereunder as the Portfolio or Investment Adviser may reasonably request with respect to any such action or proceeding.

G. The Sub-Adviser will make available and provide to the Investment Adviser information concerning the Sub-Adviser required by the Portfolio in the preparation of registration statements, reports and other documents (collectively, “Securities Filings”) where such information is required by federal and state securities laws or as may be reasonably requested by the Portfolio or the Investment Adviser for use in the preparation of such Securities Filings or other materials necessary or helpful for the distribution of the Portfolio’s shares (“Marketing Materials”), subject to the express use of name approval rights of the Sub-Adviser pursuant to Section 14 of this Agreement. Subject to paragraph 5 of this Agreement, the Portfolio, Trust, Investment Adviser or principal underwriter shall be solely responsible for the compliance of all Securities Filings and Marketing Materials with applicable laws and rules, including those of any applicable self-regulatory organization, and Sub-Adviser shall have no liability therefor.

H. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Portfolio’s Prospectuses and Statements of Additional Information and with the reasonable instructions and directions of the Investment Adviser and of the Board of Trustees and will conform and comply with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

I. The Sub-Adviser, at its expense, will make available to the Trustees and the Investment Adviser, at reasonable times and upon reasonable notice, its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Investment Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Portfolio and to consult with the Trustees of the Portfolios and Investment Adviser regarding the Portfolio’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Investment Adviser or the Trustees relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also cooperate fully with the commercially reasonable requests of counsel and auditors for, and the Chief Compliance Officers of, the Investment Adviser and the Trust; provided, however, that Sub-Adviser shall not be in violation of this Section I for any action taken or omitted by Sub-Adviser upon the recommendation or advice of its counsel.

J. The Sub-Adviser will review draft reports to shareholders of the Portfolio and other documents regarding the Portfolio provided to it by the Investment Adviser for such purpose and provide comments, if any, on a timely basis. The Investment Adviser or the Portfolio will provide such documents to the Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Investment Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Portfolio may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer under applicable law.

4.	COMPENSATION OF SUB-ADVISER

The Investment Adviser will pay the Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix B. The Investment Adviser and the Sub-Adviser agree that, in addition to and notwithstanding the regular payment schedule set forth on Appendix B, all fees shall become due and owing to the Sub-Adviser promptly after the termination date of the Sub-Adviser with respect to any Portfolio and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date. The annual base fee will be prorated for such fees owed through the termination date. In addition, the Investment Adviser shall be responsible for extraordinary expenses incurred by the Sub-Adviser in connection with the performance of its duties hereunder, including, without limitation, expenses incurred with respect to proxy voting execution, advice and reporting, and any such expenses shall become due and payable promptly upon submission of proper documentation of such expenses to the Investment Adviser.

5.	LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, bad faith or gross negligence, neither the Sub-Adviser nor any of its directors, officers, affiliates, employees or consultants (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Investment Adviser, the Portfolio or the Trust as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to each Portfolio.

B. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Portfolio and the Trust shall indemnify and hold harmless the Sub-Adviser and its Affiliates and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) of any of the foregoing (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser’s performance under this Agreement; provided however, the Portfolio and the Trust shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder.

C. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Sub-Adviser shall indemnify and hold harmless the Portfolio and the Trust, their officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Portfolio Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Portfolio Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser’s willful misconduct, bad faith or gross negligence; provided however, the Sub-Adviser shall not indemnify or hold harmless the Portfolio Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Portfolio or the Trust of a Portfolio representation or warranty made herein or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Portfolio or Trust in the performance of any of its duties or obligations hereunder.

D. Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Adviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Investment Adviser or the Trust resulting from any event beyond the reasonable control of the Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust’s property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

E. No Trustee or shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

6.	REPRESENTATIONS OF THE INVESTMENT ADVISER

The Investment Adviser represents, warrants and agrees that:

A. The Investment Adviser has been duly authorized by the Trustees of the Trust to select and engage the Sub-Adviser as contemplated herein and to delegate to the Sub-Adviser the provision of investment services to each Portfolio as contemplated hereby.

B. The Investment Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Sub-Adviser with a copy of such code of ethics.

C. The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

D. The Investment Adviser acknowledges receipt of Part 2 of the Sub-Adviser’s Form ADV at least 48 hours prior to entering into this Agreement, as required by Rule 204-3 under the Advisers Act.

E. The Investment Adviser shall provide (or cause the Custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition to assets in the portion of each Portfolio managed by the Sub-Adviser, cash requirements and cash available for investment in such portion of each such Portfolio, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder.

7.	REPRESENTATIONS OF THE TRUST

The Trust represents, warrants and agrees as follows:

A. The Portfolio is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

B. The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

C. The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s Trust Instrument, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

D. The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Adviser and the Sub-Adviser with a copy of such code of ethics.

E. This Agreement is a valid and binding Agreement of the Trust, enforceable against it in accordance with the terms hereof.

8.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of such code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser and the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser or the Trust, the Sub-Adviser shall provide reasonable periodic certifications regarding compliance with its Code, and annually will provide copies of internal or external assessments that include descriptions of testing of, and Sub-adviser’s compliance with its, Code of Ethics, including the Sub-Adviser’s Chief Compliance Officer’s (“CCO”) annual report required under the Advisers Act.

C. Upon written request, the Sub-Adviser shall provide a certification to the Portfolio to the effect that the Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Advisers Act.

D. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E. The Sub-Adviser acknowledges that the Investment Adviser and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser agrees not to consult with (i) other sub-advisers to a Portfolio, if any, (ii) other sub-advisers to any other portfolio of the Trust, or (iii) other sub-advisers to an investment company under common control with any Portfolio, concerning transactions for a Portfolio in securities or other assets.

F. This Agreement is a valid and binding Agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

9.	NON-EXCLUSIVITY

The services of the Sub-Adviser to the Investment Adviser, the Portfolio(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not hereby prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation.

10.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written advisory agreement pursuant to the 1940 Act. In particular, the Sub-Adviser may engage investment personnel associated with its control affiliates to assist it with providing its services under this Agreement, provided that Sub-Adviser will remain liable to the Trust at all times for the performance of its obligations under the Agreement, will remain responsible for the acts and omissions of such control affiliates and will provide prior notice of use of any investment personnel. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

11.	TERMINATION OF AGREEMENT

This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of (i) a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Trustees or (ii) a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated with respect to any Portfolio at any time, without the payment of any penalty, by a vote of the majority of the Trustees, by the vote of a majority of the outstanding voting securities of such Portfolio, or the Investment Adviser, in each case on not less than sixty (60) days’ prior written notice to the Sub-Adviser, and the Investment Adviser as appropriate. In addition, this Agreement may be terminated with respect to any Portfolio by the Sub-Adviser upon sixty (60) days written notice to the Investment Adviser. This Agreement will automatically terminate, without the payment of any penalty in the event (i) of its assignment (as defined in the 1940 Act), or (ii) the Investment Advisory Agreement between the Investment Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

12.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to any Portfolio only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Portfolio (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all the Portfolios of the Trust. Additional portfolios may be added to Appendix A by written agreement of the Investment Adviser and the Sub-Adviser.

13.	ASSIGNMENT

The Sub-Adviser shall not assign this Agreement. Any assignment (as that term is defined in the 1940 Act) of this Agreement shall result in the automatic termination of this Agreement, as provided in Section 11 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

14.	USE OF NAMES

In connection with the promotion and provision of information about the Portfolio or Trust, Sub-Adviser shall provide to the Trust or Investment Adviser, upon reasonable request, information relating to Sub-Adviser and its services to the Portfolio for inclusion in the Portfolio’s or the Trust’s Marketing Materials. The Trust and Investment Adviser will not use Sub-Adviser's name or make any statements relating to Sub-Adviser or its affiliates in any such promotional or disclosure materials until Sub-Adviser has reviewed and approved the materials prior to their first use. Such approval will not be unreasonably withheld or delayed. Prior approval is not necessary for materials that merely list the Sub-Adviser as the sub-adviser to the Portfolio. The Trust and Investment Adviser may not use the logo of Sub-Adviser or any affiliate in any promotional materials without the prior approval of Sub-Adviser, which Sub-Adviser may grant or withhold in its sole discretion. Except as expressly granted in this Section 14, none of the Trust, the Portfolio and the Investment Adviser may use the Sub-Adviser’s name or logo for any other purpose without the written consent of Sub-Adviser. Further, the Sub-Adviser retains the right to use the name “Red Rocks Listed Private Equity” in connection with another investment company or business enterprise with which the Sub-Adviser is or may become associated. The Sub-Adviser has granted to the Trust the right and license to use the names “Red Rocks Listed Private Equity”, www.ListedPrivateEquity.com and www.LPEFund.com, which right and license shall automatically terminate ninety (90) days after termination of the Sub-Advisory Agreement.

15.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Portfolio.

16.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

17.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered if sent in accordance with this paragraph.

For:	Red Rocks Capital LLC
1290 Broadway, Suite 1100
Denver, CO 80203
Attention: CFO

For:	ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Attention: General Counsel

For:	ALPS Variable Investment Trust
1290 Broadway, Suite 1100
Denver, CO 80203
Attention: General Counsel

17.	SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Sections 5, 17 and 20 shall survive the termination of this Agreement.

18.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, without regard to the conflicts of laws provisions of that state, or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Colorado, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

19.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.	CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

21.	COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ALPS ADVISORS, INC.	RED ROCKS CAPITAL LLC

By:	By:

Name:	Name:
Title:	Title:

ALPS VARIABLE INVESTMENT TRUST

By:

Name:
Title:

APPENDIX A

TO

SUB-ADVISORY AGREEMENT

ALPS/Red Rocks Listed Private Equity Portfolio

APPENDIX B

TO

SUB-ADVISORY AGREEMENT

In consideration for the services to be performed under this Agreement, the Sub-Adviser shall receive from the Investment Adviser from the management fee paid by the Trust to the Investment Adviser under the Investment Advisory Agreement an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 0.57% on average daily net assets from $0 to $200,000,000, 0.52% on average daily net assets from $200,000,000 up to $500,000,000, or 0.47% on average daily net assets over $500,000,000.

ALPS VARIABLE INVESTMENT TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2018
THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

INSURANCE COMPANY DROP-IN

The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolio(s) as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio(s) to be held at the offices of ALPS Advisors, Inc. ("ALPS Advisors"), 1290 Broadway, Suite 1100 Denver, Colorado 80203, at 8:00 a.m. Mountain Time on Thursday, May 31, 2018 and at any adjournments or postponements thereof.

The Insurance Company and the Board of Trustees of the Trust (the "Board") solicit your voting instructions, and the Board recommends that you instruct the Insurance Company to vote "FOR" the Proposals, each of which is being proposed by the Trust. The Insurance Company will vote the appropriate number of Portfolio shares pursuant to the instruction given. **If no instruction is set forth as to a Proposal(s) on a properly executed returned voting instruction, the Insurance Company will vote FOR the Proposals. The approval and implementation of any of the Proposals is not contingent on the approval of any of the other Proposals. The Insurance Company is authorized to vote in its discretion upon such other business as may properly come before the meeting and any adjournment thereof.**

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the Special Meeting of Shareholders on May 31, 2018.
The Proxy Statement and Voting Instruction Card for this meeting are available at:
https://www.proxy-direct.com/alps-29767

VIT_29767_032018_VI

VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Voting Instruction Card and return it in the postage-paid envelope.

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1290 Broadway, Suite 1100
Denver, Colorado 80203
on May 31, 2018

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends that you vote FOR the following Proposal(s):

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: X

A Proposals

	FOR	AGAINST	ABSTAIN
01. ALPS/Alerian Energy Infrastructure Portfolio	☐	☐	☐
02. ALPS/Red Rocks Listed Private Equity Portfolio	☐	☐	☐
03. ALPS/Stadion Tactical Growth Portfolio	☐	☐	☐
04. ALPS/Stadion Core ETF Portfolio	☐	☐	☐
05. Morningstar Aggressive Growth ETF Asset Allocation Portfolio	☐	☐	☐
06. Morningstar Balanced ETF Asset Allocation Portfolio	☐	☐	☐
07. Morningstar Conservative ETF Asset Allocation Portfolio	☐	☐	☐
08. Morningstar Growth ETF Asset Allocation Portfolio	☐	☐	☐
09. Morningstar Income and Growth ETF Asset Allocation Portfolio	☐	☐	☐

2a. Red Rocks Capital LLC

	FOR	AGAINST	ABSTAIN
ALPS/Red Rocks Listed Private Equity Portfolio	☐	☐	☐

2b. Stadion Money Management

	FOR	AGAINST	ABSTAIN
01. ALPS/Stadion Core ETF Portfolio	☐	☐	☐
02. ALPS/Stadion Tactical Growth Portfolio	☐	☐	☐

2c. Morningstar Investment Management LLC

	FOR	AGAINST	ABSTAIN
01. Morningstar Aggressive Growth ETF Asset Allocation Portfolio	☐	☐	☐
02. Morningstar Balanced ETF Asset Allocation Portfolio	☐	☐	☐
03. Morningstar Conservative ETF Asset Allocation Portfolio	☐	☐	☐
04. Morningstar Growth ETF Asset Allocation Portfolio	☐	☐	☐
05. Morningstar Income and Growth ETF Asset Allocation Portfolio	☐	☐	☐

	FOR	AGAINST	ABSTAIN
01. ALPS/Alerian Energy Infrastructure Portfolio	☐	☐	☐
02. ALPS/Red Rocks Listed Private Equity Portfolio	☐	☐	☐
03. ALPS/Stadion Tactical Growth Portfolio	☐	☐	☐
04. ALPS/Stadion Core ETF Portfolio	☐	☐	☐
05. Morningstar Aggressive Growth ETF Asset Allocation Portfolio	☐	☐	☐
06. Morningstar Balanced ETF Asset Allocation Portfolio	☐	☐	☐
07. Morningstar Conservative ETF Asset Allocation Portfolio	☐	☐	☐
08. Morningstar Growth ETF Asset Allocation Portfolio	☐	☐	☐
09. Morningstar Income and Growth ETF Asset Allocation Portfolio	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

6089999001099999999

xxxxxxxxxxxxxx ALP1 29767 M xxxxxxxx